                                                                    Exhibit 10.3

                                                                  EXECUTION COPY




                                     SECOND
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                          Dated as of February 8, 2002

                                      among

                                  LANCE, INC.,

                            LANFIN INVESTMENTS INC.,
                            as the Canadian Borrower,

                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                            as Administrative Agent,
               Letter of Credit Issuing Lender and Canadian Agent,

                           FIRST UNION NATIONAL BANK,
                              as Syndication Agent,

                                       and

                              FLEET NATIONAL BANK,
                             as Documentation Agent




                         BANC OF AMERICA SECURITIES LLC
                        as Lead Arranger and Book Manager






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                                TABLE OF CONTENTS
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                                                     ARTICLE I
                                                    DEFINITIONS
1.1  Certain Defined Terms...............................................................................1
1.2  Other Interpretive Provisions......................................................................18
1.3  Accounting Principles..............................................................................19
1.4  Reallocation of Percentages and Loans..............................................................19

                                                    ARTICLE II
                                                   THE CREDITS
2.1  Amounts and Terms of U.S. Commitments..............................................................20
2.2  Amounts and Terms of Canadian Commitments..........................................................20
2.3  Loan Accounts......................................................................................20
2.4  Procedure for U.S. Borrowing.......................................................................21
2.5  Conversion and Continuation Elections for U.S. Borrowings..........................................21
2.6  Procedure for Canadian Borrowing of Canadian Prime Rate Loans......................................22
2.7  Canadian Bankers' Acceptances and Canadian BA Equivalent Notes.....................................23
     2.7.1  Commitments to Accept Drafts and Purchase Canadian BA Equivalent Notes......................23
     2.7.2  Procedure for Canadian Bankers' Acceptances.................................................23
     2.7.3  Maturity of Canadian Bankers' Acceptances...................................................24
     2.7.4  Special Provisions for Canadian Bankers' Acceptances........................................25
     2.7.5  Power of Attorney for Drafts and Canadian BA Equivalent Notes...............................25
     2.7.6  Prepayment through Escrowed Funds...........................................................26
2.8  Voluntary Termination or Reduction of Commitments..................................................26
2.9  Optional Prepayments...............................................................................27
2.10  Repayment.........................................................................................27
2.11  Interest..........................................................................................27
2.12  Fees..............................................................................................28
      (a)  Arrangement, Agency Fees.....................................................................28
      (b)  Upfront Fees.................................................................................28
      (c)  Facility Fees................................................................................29
      (d)  Canadian BA Fees.............................................................................29
2.13  Computation of Fees and Interest..................................................................29
2.14  Payments by the Company...........................................................................29
2.15  Payments by the Lenders to the Applicable Agent...................................................30
2.16  Sharing of Payments...............................................................................31
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                                                    ARTICLE III
                                               THE LETTERS OF CREDIT
3.1  The Letter of Credit Subfacility...................................................................32
3.2  Issuance, Amendment and Renewal of Letters of Credit...............................................33
3.3  Risk Participations, Drawings and Reimbursements...................................................34
3.4  Repayment of Participations........................................................................36
3.5  Role of the Issuing Lenders........................................................................36
3.6  Obligations Absolute...............................................................................37
3.7  Cash Collateral Pledge.............................................................................37
3.8  Letter of Credit Fees..............................................................................38
3.9  Uniform Customs and Practice.......................................................................38

                                                    ARTICLE IV
                                      TAXES, YIELD PROTECTION AND ILLEGALITY
4.1  Taxes..............................................................................................38
4.2  Illegality.........................................................................................39
4.3  Increased Costs and Reduction of Return............................................................40
4.4  Funding Losses.....................................................................................40
4.5  Inability to Determine Rates.......................................................................41
4.6  Certificates of Lenders............................................................................41
4.7  Substitution of Lenders............................................................................41
4.8  Canadian Lenders...................................................................................41
4.9  Survival...........................................................................................41

                                                    ARTICLE V
                                              CONDITIONS PRECEDENT
5.1  Conditions to Effectiveness........................................................................42
     (a) Agreement and Notes............................................................................42
     (b) Resolutions; Incumbency........................................................................42
     (c) Organization Documents.........................................................................42
     (d) Legal Opinions.................................................................................43
     (e) Payment of Fees................................................................................43
     (f)      Certificate...............................................................................43
     (g) Other Documents................................................................................43
5.2  Conditions to All Credit Extensions................................................................43
     (a) Notice, Application............................................................................43
     (b) Continuation of Representations and Warranties.................................................43
     (c) No Existing Default............................................................................43
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                                       ii
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                                                    ARTICLE VI
                                          REPRESENTATIONS AND WARRANTIES
6.1  Corporate Existence and Power......................................................................44
6.2  Corporate Authorization; No Contravention..........................................................44
6.3  Governmental Authorization.........................................................................44
6.4  Binding Effect.....................................................................................44
6.5  Litigation.........................................................................................44
6.6  No Default.........................................................................................45
6.7  ERISA Compliance; Canadian Plans...................................................................45
6.8  Use of Proceeds; Margin Regulations................................................................45
6.9  Title to Properties................................................................................46
6.10 Taxes..............................................................................................46
6.11 Financial Condition................................................................................46
6.12 Environmental Matters..............................................................................46
6.13 Regulated Entities.................................................................................46
6.14 No Burdensome Restrictions.........................................................................46
6.15 Copyrights, Patents, Trademarks and Licenses, etc. ................................................46
6.16 Subsidiaries.......................................................................................47
6.17 Insurance..........................................................................................47
6.18 Swap Obligations...................................................................................47
6.19 Full Disclosure....................................................................................47

                                                    ARTICLE VII
                                               AFFIRMATIVE COVENANTS
7.1  Financial Statements...............................................................................47
7.2  Certificates; Other Information....................................................................48
7.3  Notices............................................................................................48
7.4  Preservation of Corporate Existence, Etc...........................................................49
7.5  Maintenance of Property............................................................................49
7.6  Insurance..........................................................................................49
7.7  Payment of Obligations.............................................................................50
7.8  Compliance with Laws...............................................................................50
7.9  Compliance with ERISA; Canadian Plans..............................................................50
7.10 Inspection of Property and Books and Records.......................................................50
7.11 Environmental Laws.................................................................................50
7.12 Use of Proceeds....................................................................................50

                                                   ARTICLE VIII
                                                NEGATIVE COVENANTS
8.1  Financial Condition Covenants......................................................................51
     (a)  Total Debt to EBITDA Ratio....................................................................51
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     (b)  Interest Coverage Ratio.......................................................................51
8.2  Limitation on Liens................................................................................51
8.3  Disposition of Assets..............................................................................52
8.4  Consolidations and Mergers.........................................................................53
8.5  Loans and Investments..............................................................................53
8.6  Limitation on Subsidiary Indebtedness..............................................................54
8.7  Transactions with Affiliates.......................................................................54
8.8  Use of Proceeds....................................................................................54
8.9  Swap Contracts.....................................................................................55
8.10 Restricted Payments................................................................................55
8.11 ERISA..............................................................................................55
8.12 Change in Business.................................................................................55
8.13 Accounting Changes.................................................................................55
8.14 HSW Mortgage Loan..................................................................................55

                                                    ARTICLE IX
                                                 EVENTS OF DEFAULT
9.1  Event of Default...................................................................................56
     (a) Non-Payment....................................................................................56
     (b) Representation or Warranty.....................................................................56
     (c) Specific Defaults..............................................................................56
     (d) Other Defaults.................................................................................56
     (e) Cross-Default..................................................................................56
     (f) Insolvency; Voluntary Proceedings..............................................................56
     (g) Involuntary Proceedings........................................................................56
     (h) ERISA; Canadian Plans..........................................................................57
     (i) Judgments......................................................................................57
     (j) Change of Control..............................................................................57
9.2  Remedies...........................................................................................57
9.3  Rights Not Exclusive...............................................................................58

                                                     ARTICLE X
                                                     THE AGENTS
10.1  Appointment and Authorization.....................................................................58
10.2  Delegation of Duties..............................................................................58
10.3  Liability of Agent................................................................................58
10.4  Reliance by Agents................................................................................58
10.5  Notice of Default.................................................................................58
10.6  Credit Decision...................................................................................59
10.7  Indemnification...................................................................................59
10.8  Agent in Individual Capacity......................................................................59
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10.9  Successor Agent...................................................................................61
10.10 Withholding Tax...................................................................................61
10.11 Other Agents......................................................................................62

                                                     ARTICLE XI
                                               GUARANTY BY THE COMPANY
11.1  Guaranty..........................................................................................62
11.2  Guaranty Unconditional............................................................................63
11.3  Discharge only upon Payment in Full; Reinstatement in Certain Circumstances.......................63
11.4  Waiver by the Company.............................................................................64
11.5  Subrogation.......................................................................................64
11.6  Stay of Acceleration..............................................................................64

                                                    ARTICLE XII
                                                   MISCELLANEOUS
12.1  Amendments and Waivers............................................................................64
12.2  Notices...........................................................................................65
12.3  No Waiver; Cumulative Remedies....................................................................65
12.4  Costs and Expenses................................................................................65
12.5  Company Indemnification...........................................................................66
12.6  Payments Set Aside................................................................................66
12.7  Successors and Assigns............................................................................66
12.8  Assignments, Participations, etc..................................................................66
12.9  Confidentiality...................................................................................68
12.10 Set-off...........................................................................................68
12.11 Notification of Addresses, Lending Offices, Etc...................................................69
12.12 Counterparts......................................................................................69
12.13 Severability......................................................................................69
12.14 No Third Parties Benefited........................................................................69
12.15 Governing Law and Jurisdiction....................................................................69
12.16 Waiver of Jury Trial..............................................................................69
12.17 Pari Passu Obligations............................................................................70
12.18 Judgment..........................................................................................70
12.19 Entire Agreement..................................................................................70
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                                       v

SCHEDULES

Schedule 2.1      U.S. Commitments and U.S. Pro Rata Shares
Schedule 2.2      Canadian Commitments and Canadian Pro Rata Shares
Schedule 6.7      ERISA
Schedule 6.16     Subsidiaries of Lance, Inc.
Schedule 8.2      Permitted Liens
Schedule 12.2     Offshore and Domestic Lending Offices, Addresses for Notices

EXHIBITS

Exhibit A-1       Form of Notice of Borrowing
Exhibit A-2       Form of Notice of Canadian BA Borrowing
Exhibit B         Form of Notice of Conversion/Continuation
Exhibit C         Form of Compliance Certificate
Exhibit D         Form of Assignment and Acceptance
Exhibit E         Form of Promissory Note
Exhibit F         Form of Canadian BA Equivalent Note

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         This SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of February 8, 2002, among LANCE, INC., a North Carolina corporation (the "Company"), LANFIN INVESTMENTS INC., an Ontario corporation (the "Canadian Borrower" and together with the Company, collectively the "Borrowers"), the several financial institutions from time to time party to this Agreement (collectively the "Lenders"; individually each a "Lender"), FIRST UNION NATIONAL BANK, as syndication agent, FLEET NATIONAL BANK, as documentation agent, and BANK OF AMERICA, NATIONAL ASSOCIATION, as letter of credit issuing lender, as administrative agent for the Lenders, and as Canadian Agent.

                                   WITNESSETH:

         WHEREAS, the Borrowers, certain of the Lenders, the Canadian Agent and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 26, 2000, as amended as of December 7, 2001 (the "Original Credit Agreement"), pursuant to which such Lenders have made loans to the Borrowers and have issued or participated in letters of credit issued for the account of the Company; and

         WHEREAS, the Company, the Canadian Borrower, the Lenders, the Administrative Agent and the Canadian Agent have agreed to amend and restate the Original Credit Agreement in the form of this Agreement on the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         I.1 Certain Defined Terms. The following terms have the following meanings:

         Acquisition means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or amalgamation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity or, in the case of an amalgamation, the resulting corporation has provided an assumption agreement and all other assurances as the Administrative Agent may reasonably require.

         Administrative Agent means Bank of America in its capacity as agent for the Lenders hereunder, and any successor thereto in such capacity arising under
Section 10.9.

         Administrative Agent's Payment Office means the address for payments set forth on Schedule 12.2 or such other address as the Administrative Agent may from time to time specify.

         Affiliate means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities or membership interests, by contract or otherwise.

         Agent means each of the Administrative Agent and the Canadian Agent.

         Agent-Related Persons means Bank of America and any successor to Bank of America as Administrative Agent arising under Section 10.9 and any successor to Bank of America as an Issuing Lender hereunder and Bank of America and any successor to Bank of America as Canadian Agent arising under Section 10.9, together with their respective Affiliates (including, in the case of Bank of America, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         Aggregate Canadian Commitment means at any time an amount equal to the aggregate amount of the Canadian Commitments of all Canadian Lenders. The initial amount of the Aggregate Canadian Commitment is C$25,000,000.

         Aggregate U.S. Commitment means at any time an amount equal to the aggregate amount of the U.S. Commitments of all U.S. Lenders. The initial amount of the Aggregate U.S. Commitment is U.S.$60,000,000.

         Agreement means this Second Amended and Restated Credit Agreement.

         Applicable Law means, with reference to any Person, all laws (foreign or domestic), ordinances and treaties and all judgments, decrees, injunctions, writs and orders of any court, arbitrator or Governmental Authority, and all rules and regulations of any Governmental Authority applicable to such Person.

         Applicable Margin means (a) initially, 0.575% per annum, and (b) beginning on any date on which the Applicable Margin is to be adjusted pursuant to the sentence following the table below, the rate per annum set forth in the table below opposite the applicable Total Debt to EBITDA Ratio:

Total Debt                            Applicable
to EBITDA Ratio                         Margin
---------------                       ----------
Less than or equal
to 0.50 to 1                            0.475%

Greater than 0.50
to 1 but less than
or equal to 1.25 to 1                   0.575%

Greater than 1.25 to
to 1 but less than
or equal to 2.00 to 1                   0.675%

Greater than 2.00
to 1                                    0.875%

The Applicable Margin for all Offshore Rate Loans (and for purposes of the L/C Fee Rate and the Stamping Fee Rate) shall be adjusted, to the extent applicable, 46 days (or, in the case of the last fiscal quarter of any year, 101 days) after the end of each fiscal quarter (or, if earlier, 10 days following delivery by the Company of the financial statements required by subsection 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required by subsection 7.2(a) for such fiscal quarter), based on the Total Debt to EBITDA Ratio as of the last day of such fiscal quarter; it being understood that if the Company fails to deliver the financial statements required by subsection 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required by subsection 7.2(a) by the 46th day (or, if applicable, the 101st day) after any fiscal quarter, the Applicable Margin shall be 0.875% until such financial statements and Compliance Certificate are delivered.

         Arranger means Banc of America Securities LLC.

         Assignee - see subsection 12.8(a).

         Assignment and Acceptance - see subsection 12.8(a).

         Attorney Costs means and includes all reasonable fees and disbursements of any law firm or other external counsel and, without duplication, the allocated cost of internal legal services and all reasonable disbursements of internal counsel provided that all attorneys' fees shall be determined without regard to any statutory presumption based on the standard hourly rates for such attorneys and the actual hours expended.

         Bank of America means Bank of America, National Association, a national banking association.

         Bankruptcy Code means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.ss.101, et seq.).

         Borrowers - see preamble to this Agreement.

         Borrowing means (a) a borrowing hereunder consisting of Loans of the same Type made to a Borrower on the same day by one or more Lenders under
Article II and, other than in the case of U.S. Base Rate Loans or Canadian Prime Rate Loans, having the same Interest Period or (b) a Canadian BA Borrowing.

         Borrowing Date means any date on which a Borrowing occurs under Section
2.4 or 2.6 or on which the Canadian Lenders accept Drafts and/or purchase BA Equivalent Notes pursuant to Section 2.7.

         Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the London offshore dollar interbank market and, in the case of payments and disbursements in Canadian Dollars and in the case of any matter relating to Canadian Bankers' Acceptances or Canadian BA Equivalent Notes such a day on which Bank of America's Canada Branch is open for commercial banking business in Toronto, Ontario.

         Canadian Agent means Bank of America, National Association, acting through its Canada Branch, in its capacity as agent for the Canadian Lenders hereunder, and any successor thereto in such capacity arising under Section 10.9.

         Canadian BA Borrowing means Canadian Bankers' Acceptances and Canadian BA Equivalent Notes accepted or purchased by the Canadian Lenders in amounts substantially equivalent (subject to subsection 2.7.2(b)) to their respective Canadian Pro Rata Shares on the same day and for the same term.

         Canadian BA Discount Proceeds means, with respect to any Canadian Bankers' Acceptance or Canadian BA Equivalent Note, an amount calculated on the applicable Borrowing Date which is (rounded to the nearest full cent) equal to the face amount of such Canadian Bankers' Acceptance or Canadian BA Equivalent Note divided by the sum of one plus the product of (i) the Canadian BA Discount Rate applicable thereto multiplied by (ii) a fraction, the numerator of which is the term of such Canadian Bankers' Acceptance or Canadian BA Equivalent Note and the denominator of which is 365.

         Canadian BA Discount Rate means, with respect to any Canadian Bankers' Acceptances or Canadian BA Equivalent Notes to be purchased by the Canadian Lenders on any Borrowing Date, (i) for each Canadian BA Lender that is a bank named in Schedule I to the Bank Act (Canada), the CDOR for bankers' acceptances having an identical maturity date and (if shown on the CDOR page of the Reuters screen) comparable aggregate face amount to the maturity date and aggregate face amount of such Canadian Bankers' Acceptances, (ii) for each Canadian BA Lender that is not a bank named in Schedule I to the Bank Act (Canada), the lesser of
(A) the CDOR and (B) the discount rate of interest at which such Canadian BA Lender is offering as of 10:00 a.m. (Toronto time) on such Borrowing Date to purchase bankers' acceptances accepted by it having an identical maturity date and comparable aggregate face amount to the maturity date and aggregate face amount of the applicable Canadian Bankers' Acceptance of such Canadian BA Lender, as notified by such Lender to the Canadian Agent and (iii) for each Canadian Non-BA Lender, the lesser of (A) the CDOR and (B) the annual interest rate which is the cost to such Canadian Non-BA Lender of obtaining Canadian Dollars to fund such purchase by it, as notified by such Lender to the Canadian Agent.

         Canadian BA Equivalent Note - see Section 2.7.1.

         Canadian BA Lender means any Canadian Lender which is a bank mentioned in Schedule I or Schedule II of the Bank Act (Canada) or is an authorized foreign bank mentioned in Schedule III of the Bank Act (Canada) that is not subject to the restrictions and requirements referred to in subsection 524(2) of the Bank Act (Canada).

         Canadian Bankers' Acceptance means a Draft which has been accepted by a Canadian BA Lender as provided in Section 2.7.

         Canadian Borrower - see the preamble to this Agreement.

         Canadian Borrowing means a Borrowing of Canadian Loans.

         Canadian Commitment - see Section 2.2. As of the Effective Date, the amount of the aggregate Canadian Commitments of all Canadian Lenders is C$25,000,000.

         Canadian Cost of Funds Rate means, for any day, a rate per annum equal to the cost of funds of the Canadian Agent as established by the Canadian Agent based on its customary practice.

         Canadian Dollars and C$ each means lawful money of Canada.

         Canadian Lender means each Lender designated as a Canadian Lender on its signature page hereto and its permitted successors and assigns.

         Canadian Loan means a Canadian Prime Rate Loan to the Canadian Borrower in Canadian Dollars.

         Canadian Non-BA Lender means any Canadian Lender which is not a Canadian BA Lender.

         Canadian Outstandings means, with respect to any Canadian Lender, the aggregate principal amount of all outstanding Canadian Loans made by such Canadian Lender to the Canadian Borrower plus the face amount of all outstanding Canadian Bankers' Acceptances accepted by such Canadian Lender or Canadian BA Equivalent Notes purchased by such Canadian Lender.

         Canadian Plan means a pension plan established by the Canadian Borrower or any other Canadian Subsidiary of the Company for any of its employees which is not subject to ERISA.

         Canadian Prime Rate means, for any day, the per annum rate of interest in effect for such day as determined from time to time by Bank of America, National Association, acting through its Canada Branch in Toronto, Ontario as its "prime rate" for loans made by Bank of America, National Association, acting through its Canada Branch to borrowers in Canada in Canadian Dollars. (The "prime rate" is a rate set by Bank of America based upon various factors including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such determined rate.)

         Canadian Prime Rate Loan means a Canadian Loan that bears interest based on the Canadian Prime Rate.

         Canadian Pro Rata Share means for any Canadian Lender at any time the proportion (expressed as a decimal, rounded to the ninth decimal place) which such Canadian Lender's Canadian Commitment constitutes of the Aggregate Canadian Commitment (or, after the Canadian Commitments have terminated, which (i) the principal amount of such Canadian Lender's Canadian Loans outstanding constitutes of (ii) the aggregate principal amount of all Canadian Loans outstanding).

         Capital Adequacy Regulation means any guideline, request or directive of any central bank or other relevant Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

         Cash Collateralize means, with respect to either Borrower, to pledge and deposit with or deliver to the Administrative Agent or the Canadian Agent, as the case may be, for the benefit of the Agents, the Issuing Lenders and the Lenders, as collateral for the L/C Obligations (in the case of the Company (if and when required pursuant to Section 3.7 or 9.2)) or in respect of Canadian Bankers' Acceptances and Canadian BA Equivalent Notes (if and when required pursuant to Section 9.2), cash or deposit account balances pursuant to documentation in form and substance satisfactory to the applicable Agent and the Required U.S. Lenders (in the case of the Company) or the Required Canadian Lenders (in the case of the Canadian Borrower). Derivatives of such term shall have corresponding meanings. Cash collateral shall be maintained in blocked accounts at the applicable Agent or, with the Administrative Agent's consent, the applicable Issuing Lender.

         CDOR means, for any day, (a) the average of the annual discount rates (rounded upward to the nearest 1/100 of 1%) for bankers' acceptances denominated in Canadian Dollars for a specified term and, if shown, the aggregate face amount that appears on the CDOR page of the Reuters Screen as of 10:30 a.m. (Toronto time) on such day (or, if such day is not a Business Day, as of 10:30 a.m. (Toronto time) on the immediately preceding Business Day), all as determined by the Canadian Agent, or (b) if such average under clause (a) is not available on such day, the discount rate of interest at which such Canadian Agent is offering as of 10:00 a.m. (Toronto time) on such Borrowing Date to purchase bankers' acceptances accepted by it having an identical maturity date and comparable aggregate face amount to the maturity date and aggregate face amount of the applicable Canadian Bankers' Acceptance of the Canadian Agent.

         Change of Control means any of the following events:

         (a) any Person or group (within the meaning of Rule 13d-5 of the SEC under the Securities Exchange Act of 1934 as in effect on the date hereof) (other than the Van Every Family) shall become the Beneficial Owner (as defined in Rule 13d-3 of the SEC under the Securities Exchange Act of 1934 as in effect on the date hereof) of 20% or more of the capital stock or other equity interests of the Company the holders of which are entitled under ordinary circumstances (irrespective of whether at the time the holders of such stock or other equity interests shall have or might have voting power by reason of the happening of any contingency) to vote for the election of the directors of the Company; or

         (b) a majority of the members of the Board of Directors of the Company shall cease to be Continuing Members; or

         (c) the Company shall fail to beneficially own, directly or indirectly, all of the outstanding equity interests in the Canadian Borrower.

         Code means the U.S. Internal Revenue Code of 1986, and regulations promulgated thereunder.

         Commitment means a Canadian Commitment or a U.S. Commitment.

         Company - see the preamble to this Agreement.

         Compliance Certificate means a certificate substantially in the form of Exhibit C.

         Computation Period means any period of four consecutive fiscal quarters ending on the last day of a fiscal quarter.

         Contingent Obligation means, as to any Person, without duplication, any direct or indirect liability of such Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of such Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments; or
(c) in respect of any Swap Contract. The amount of any Contingent Obligation shall (a) in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and (b) in the case of other Contingent Obligations, be equal to the maximum reasonably anticipated liability in respect thereof.

         Continuing Member means a member of the Board of Directors of the Company who either (a) was a member of the Company's Board of Directors on the Effective Date and has been such continuously thereafter or (b) became a member of such Board of Directors after the Effective Date and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of the Company's Board of Directors.

         Contractual Obligation means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other document to which such Person is a party or by which it or any of its property is bound.

         Conversion/Continuation Date means any date on which, under Section 2.5 the applicable Borrower (a) converts Loans of one Type to the other Type or (b) continues Offshore Rate Loans for a new Interest Period.

         Credit Extension means and includes (a) the making of any Loan hereunder, (b) the acceptance of any Draft or the purchase of any Canadian BA Equivalent Note hereunder and (c) the Issuance of any Letter of Credit hereunder.

         Deferred Notes - see Section 8.6.

         Disclosure Memorandum means the disclosure memorandum dated February 8, 2002 of the Borrowers delivered to the Agents and the Lenders on or before the Effective Date.

         Dollar, dollar, U.S. Dollar, U.S.$ and $ each means lawful money of the United States.

         Dollar Equivalent means, at any time, (a) as to any amount denominated in U.S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in Canadian Dollars, the equivalent amount in U.S. Dollars as determined by the U.S. Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with Canadian Dollars.

         Draft - see Section 2.7.1.

         EBIT means, for any Computation Period, the Company's consolidated earnings from continuing operations for such period, plus, to the extent deducted in determining such earnings, Interest Expense and income taxes, minus, to the extent included in determining such earnings, any income tax refunds.

         EBITDA means, for any Computation Period, the Company's consolidated earnings from continuing operations for such period, plus, to the extent deducted in determining such earnings, Interest Expense, income taxes, depreciation and amortization, minus, to the extent included in determining such earnings, any income tax refunds.

         Effective Amount means, with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date, any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letter of Credit or any reduction in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         Effective Date - see Section 5.1.

         Eligible Assignee means (a), in the case of U.S. Commitments, U.S. Loans and L/C Obligations, (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least U.S.$100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the OECD), or a political subdivision of any such country, and having a combined capital and surplus of at least U.S.$100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a U.S. Lender, (B) a Subsidiary of a Person of which a U.S. Lender is a Subsidiary, or (C) a Person of which a U.S. Lender is a Subsidiary, and (b) in the case of Canadian Commitments and Canadian Loans, a Person registered as a bank under the Bank Act (Canada) or another financial institution that is not a non-resident of Canada for Canadian tax purposes and (i) having a combined capital and surplus of at least C$100,000,000, or (ii) being a Subsidiary of a commercial bank, financial institution or finance company organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least U.S.$100,000,000.

         Environmental Claims means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

         Environmental Laws means all federal, state or local laws, statutes, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental and human health matters.

         ERISA means the U.S. Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder.

         ERISA Affiliate means any trade or business (whether or not incorporated) under common control with the Company within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         ERISA Event means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a substantial cessation of operations which is treated as such a withdrawal; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

         Escrow Funds has the meaning specified in Section 2.7.6.

         Event of Default means any of the events or circumstances specified in
Section 9.1.

         Facility Fee Rate means (a) initially, 0.175% per annum, and (b) beginning on any date on which the Facility Fee Rate is to be adjusted pursuant to the sentence following the table below, the rate per annum set forth in the table below opposite the applicable Total Debt to EBITDA Ratio:

         Total Debt to                             Facility
         EBITDA Ratio                              Fee Rate
         -------------                             --------

         Less than or equal
         to 0.50 to 1                               0.150%

         Greater than 0.50
         to 1 but less than
         or equal to 1.25 to 1                      0.175%

         Greater than 1.25 to
         to 1 but less than
         or equal to 2.00 to 1                      0.200%

         Greater than 2.00
         to 1                                       0.250%

The Facility Fee Rate shall be adjusted, to the extent applicable, 46 days (or, in the case of the last fiscal quarter of any year, 101 days) after the end of each fiscal quarter (or, if earlier, 10 days following delivery by the Company of the financial statements required by subsection 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required by subsection 7.2(a) for such fiscal quarter), based on the Total Debt to EBITDA Ratio as of the last day of such fiscal quarter; it being understood that if the Company fails to deliver the financial statements required by subsection 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required by subsection 7.2(a) by the 46th day (or, if applicable, the 101st day) after any fiscal quarter, the Facility Fee Rate shall be 0.250% until such financial statements and Compliance Certificate are delivered.

         Federal Funds Rate means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

         Fixed Rate Loan means an Offshore Rate Loan.

         FRB means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

         Further Taxes means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 4.1.

         GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

         Governmental Authority means any applicable nation or government, any state, provincial or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         Guaranty Obligation has the meaning specified in the definition of Contingent Obligation.

         Honor Date has the meaning specified in subsection 3.3(b).

         HSW Mortgage Loan means the mortgage loan in the original principal amount of U.S.$95,000,000 owing by the Company to HSW Mortgage Corp. and secured by a deed of trust on the real property of the Company contiguous to and including its corporate headquarters located at 8600 South Boulevard, Charlotte, North Carolina.

         Indebtedness of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all reimbursement or payment obligations of such Person with respect to Surety Instruments; (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations of such Person with respect to capital leases which should be recorded on a balance sheet of such Person in accordance with GAAP; (g) all indebtedness of the types referred to in clauses (a) through (f) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, provided that the amount of any such Indebtedness shall be deemed to be the lesser of the face principal amount thereof and the fair market value of the property subject to such Lien; and (h) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others. For all purposes of this Agreement, the Indebtedness of any Person shall include all Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer to the extent of such Person's liability therefor; provided that to the extent that any such indebtedness is expressly non-recourse to such Person it shall not be included as Indebtedness.

         Indemnified Liabilities - see Section 12.5.

         Indemnified Person - see Section 12.5.

         Independent Auditor - see subsection 7.1(a).

         Insolvency Proceeding means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case undertaken under any Applicable Law, including the Bankruptcy Code.

         Interest Coverage Ratio means, for any Computation Period, the ratio of
(a) EBIT for such Computation Period, to (b) Interest Expense for such Computation Period.

         Interest Expense means for any period, without duplication, the consolidated interest expense (whether paid or accrued) of the Company and its Subsidiaries for such period (including all imputed interest on capital leases) plus the interest component of synthetic leases (regardless of the accounting treatment of the synthetic leases) plus consolidated yield or discount accrued during such period on the aggregate outstanding investment or claim held by purchasers, assignees or other transferees of (or of interests in) receivables of the Company and its Subsidiaries in connection with any Securitization Transaction (regardless of the accounting treatment of such Securitization Transaction).

         Interest Payment Date means, as to any Offshore Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any U.S. Base Rate Loan or Canadian Prime Rate Loan, the last Business Day of each calendar quarter, provided that if any Interest Period for an Offshore Rate Loan exceeds three months, each three-month anniversary of the first day of such Interest Period also shall be an Interest Payment Date.

         Interest Period means, as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such U.S. Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be; provided that:

         (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

         (ii) any Interest Period for an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

         (iii) no Interest Period for any Loan shall extend beyond the Termination Date.

         IRS means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

         Issuance Date has the meaning specified in subsection 3.1(a).

         Issue means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.
         Issuing Lender means Bank of America in its capacity as issuer of one or more Letters of Credit hereunder, together with (i) any replacement letter of credit issuer arising under subsection 10.1(b) or Section 10.9 and (ii) any other U.S. Lender or any Affiliate of a U.S. Lender which the Administrative Agent and the Company have approved in writing as an "Issuing Lender" hereunder.

         L/C Advance means each U.S. Lender's participation in any L/C Borrowing in accordance with its Pro Rata Share.

         L/C Amendment Application means an application form for amendment of an outstanding standby letter of credit as shall at any time be in use by the applicable Issuing Lender, as such Issuing Lender shall request.

         L/C Application means an application form for issuance of a standby letter of credit as shall at any time be in use by the applicable Issuing Lender, as such Issuing Lender shall request.

         L/C Borrowing means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of U.S. Loans under subsection 3.3(d).

         L/C Commitment means the commitment of the Issuing Lenders to Issue, and the commitment of the U.S. Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III in an aggregate amount not to exceed on any date the lesser of U.S.$10,000,000 and the Aggregate U.S. Commitment; it being understood that the L/C Commitment is a part of the Aggregate U.S. Commitment rather than a separate, independent commitment.

         L/C Fee Rate means, at any time, the Applicable Margin; provided that upon notice to the Company from the Administrative Agent (acting at the request or with the consent of the Required U.S. Lenders) during the existence of any Event of Default, and for so long as such Event of Default continues, such rate shall be increased by 2 percentage points.

         L/C Obligations means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

         L/C-Related Documents means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the applicable Issuing Lender's standard form documents for letter of credit issuances.

         Lender - see the preamble to this Agreement. References to the "Lenders" shall include each Issuing Lender in its capacity as such; for purposes of clarification only, to the extent that any Issuing Lender may have any rights or obligations in addition to those of the other Lenders due to its status as Issuing Lender, its status as such will be specifically referenced.

         Lending Office means, as to any Lender, the office or offices of such Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 12.2, or such other office or offices as such Lender may from time to time notify the Borrowers and the Agents.

         Letter of Credit means any standby letter of credit Issued by an Issuing Lender pursuant to Article III.

         Lien means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

         Loan means an extension of credit by a Lender to a Borrower under
Article II or Article III in the form of a Loan, which may be a U.S. Base Rate Loan, an Offshore Rate Loan or a Canadian Prime Rate Loan (each a "Type" of
Loan), or L/C Advance.

         Loan Documents means this Agreement, any Notes, the Canadian Bankers' Acceptances, the Canadian BA Equivalent Notes and the L/C-Related Documents.

         Margin Stock means "margin stock" as such term is defined in Regulation T, U or X of the FRB.

         Material Adverse Effect means a material adverse change in, or a material adverse effect upon, the operations, business, properties, assets, liabilities (actual or contingent), or financial condition of the Company and its Subsidiaries taken as a whole.

         Material Financial Obligations means Indebtedness or Contingent Obligations of the Company or any Subsidiary or obligations of the Company or any Subsidiary in respect of any Securitization Transaction, in an aggregate principal amount (for all applicable Indebtedness, Contingent Obligations and obligations in respect of Securitization Transactions) equal to or greater than U.S.$7,500,000.

         Multiemployer Plan means a "multiemployer plan", within the meaning of
Section 4001(a)(3) of ERISA, with respect to which the Company or any ERISA Affiliate may have any liability.

         Note means a promissory note executed by a Borrower in favor of a Lender pursuant to subsection 2.3(b), in substantially the form of Exhibit E.

         Notice of Borrowing means a notice in substantially the form of Exhibit A-1.

         Notice of Canadian BA Borrowing means a notice in substantially the form of Exhibit A-2.

         Notice of Conversion/Continuation means a notice in substantially the form of Exhibit B.

         Obligations means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by a Borrower to any Lender, either Agent or any other Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, or now existing or hereafter arising.

         Offshore Rate means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/100th of 1%) determined by the Administrative Agent as follows:

                                                  LIBOR
         Offshore Rate =           ------------------------------------
                                   1.00 - Eurodollar Reserve Percentage
Where,

         "Eurodollar Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to an integral multiple of 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

         "LIBOR" means, for any Offshore Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Telerate Page 3750 (or any successor or equivalent page), as the London interbank offered rate for deposits in U.S. Dollars and in the approximate amount of the Loan to be made or continued as, or converted into, such Offshore Rate Loan at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Telerate Page 3750, the relevant rate shall be the arithmetic mean of all such rates. If for any reason such rate is not available, the term "LIBOR" shall mean, for any Offshore Rate Loan for any Interest Period therefor,

         (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in U.S. Dollars and in the approximate amount of the Loan to be made or continued as, or converted into, such Offshore Rate Loan at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the relevant rate shall be the arithmetic mean of all such rates, or

         (b) if no rate is available on the Reuters Screen LIBO page, then the rate determined by the Administrative Agent at which U.S. Dollars in the approximate amount of the loan to be made or continued as, or converted into, such Offshore Rate Loan is offered by leading banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period (rounded upwards, if necessary, to the nearest 1/100th of 1%).

The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

         Offshore Rate Loan means a U.S. Loan that bears interest based on the Offshore Rate.

         Organization Documents means (i) for any corporation, the certificate of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation, (ii) for any partnership or joint venture, the partnership or joint venture agreement and any other organizational document of such entity, (iii) for any limited liability company, the certificate or articles of organization, the operating agreement and any other organizational document of such limited liability company, (iv) for any trust, the declaration of trust, the trust agreement and any other organizational document of such trust and (v) for any other entity, the document or agreement pursuant to which such entity was formed and any other organizational document of such entity.

         Original Credit Agreement - see the recitals.

         Other Taxes means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

         Participant - see subsection 12.8(d).

         PBGC means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

         Pension Plan means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, other than a Multiemployer Plan, with respect to which the Company or any ERISA Affiliate may have any liability.

         Permitted Liens - see Section 8.2.

         Permitted Swap Obligations means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with (a) raw materials purchases, (b) interest or currency exchange rates, (c) operating expenses or other anticipated obligations of such Person, (d) other liabilities, commitments or assets held or reasonably anticipated by such Person or (e) changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder.

         Person means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

         Plan means an employee benefit plan (as defined in Section 3(3) of ERISA), other than a Multiemployer Plan, with respect to which the Company or any ERISA Affiliate may have any liability, and includes any Pension Plan.

         Pro Rata Share means for any Lender at any time the proportion (expressed as a decimal, rounded to the ninth decimal place) which the aggregate Dollar Equivalent amount of such Lender's Commitments constitutes of the aggregate Dollar Equivalent amount of the combined Commitments (or, after the Commitments have terminated, which (i) the principal Dollar Equivalent amount of such Lender's Loans constitutes of (ii) the Total Outstandings).

         Reportable Event means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.
         Required Canadian Lenders means Canadian Lenders holding Canadian Pro Rata Shares aggregating at least 67%.

         Required Lenders means Lenders holding Pro Rata Shares aggregating at least 67%; provided that if and so long as any U.S. Lender fails to fund any U.S. Loan when required by Section 3.3 or a participation in an L/C Borrowing pursuant to Section 3.3, as the case may be, such U.S. Lender's Pro Rata Share shall be deemed for purposes of this definition to be reduced by the percentage which the defaulted amount constitutes of the combined Commitments (or, if the Commitments have terminated, the Total Outstandings), and the Pro Rata Share of the applicable Issuing Lender shall be deemed for purposes of this definition to be increased by such percentage.

         Required U.S. Lenders means Lenders holding U.S. Pro Rata Shares aggregating at least 67%; provided that if and so long as any U.S. Lender fails to fund any U.S. Loan when required by Section 3.3 or a participation in an L/C Borrowing pursuant to Section 3.3, as the case may be, such U.S. Lender's U.S. Pro Rata Share shall be deemed for purposes of this definition to be reduced by the percentage which the defaulted amount constitutes of the Aggregate U.S. Commitment (or, if the U.S. Commitments have terminated, the Total U.S. Outstandings), and the U.S. Pro Rata Share of the applicable Issuing Lender shall be deemed for purposes of this definition to be increased by such percentage.

         Requirement of Law means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         Responsible Officer means the chief executive officer, the president or any vice president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to financial matters, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

         Restricted Subsidiary - see Section 8.4.

         SEC means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         Securitization Transaction means any sale, assignment or other transfer by the Company or any Subsidiary of accounts receivable, lease receivables or other payment obligations owing to the Company or any Subsidiary or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit accounts related thereto, and any collateral, guaranties or other property or claims in favor of the Company or such Subsidiary supporting or securing payment by the obligor thereon of, or otherwise related to, any such receivables.

         Spot Rate for a currency means the rate quoted by Bank of America as the spot rate for the purchase by Bank of America of such currency with another currency in accordance with its customary procedures at approximately 11:00 a.m. (Charlotte time) on the date on which the foreign exchange computation is made.

         Stamping Fee Rate means the rate per annum for accepting a Canadian Bankers' Acceptance or purchasing a Canadian BA Equivalent Note equal to the sum of 0.125% plus the Applicable Margin.

         Subsidiary of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

         Surety Instruments means all letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

         Swap Contract means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

         Taxes means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and each Agent, franchise taxes and taxes imposed on or measured by its net income or capital by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or such Agent, as the case may be, is organized or maintains a lending office.

         Termination Date means the earlier to occur of:

         (a) February 8, 2007; and

         (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

         Total Canadian Outstandings means the combined Canadian Outstandings of all Canadian Lenders.

         Total Debt to EBITDA Ratio means, for any Computation Period, the ratio of (a) Total Indebtedness as of the last day of such Computation Period, to (b) EBITDA for such Computation Period.

         Total Indebtedness means, at any time, all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis and to the extent not included in the definition of Indebtedness, the aggregate outstanding investment or claim held at such time by purchasers, assignees or other transferees of (or of interests in) receivables or other rights to payment of the Company and its Subsidiaries in connection with any Securitization Transaction (regardless of the accounting treatment of such Securitization Transaction).

         Total Outstandings means the sum of the aggregate principal Dollar Equivalent of all outstanding Loans plus the Effective Amount of all L/C Obligations.

         Total U.S. Outstandings means the sum of the aggregate principal amount of all outstanding U.S. Loans plus the Effective Amount of all L/C Obligations.

         Type has the meaning specified in the definition of "Loan."

         UCP - see Section 3.9.

         Unfunded Pension Liability means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of such Plan's assets, determined in accordance with the assumptions used for funding such Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         United States and U.S. each means the United States of America.

         Unmatured Event of Default means any event or circumstance which, with the giving of notice, the lapse of time or both, will (if not cured, waived or otherwise remedied during such time) constitute an Event of Default.

         U.S. Base Rate means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." (The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         U.S. Base Rate Loan means a U.S. Loan that bears interest based on the U.S. Base Rate.

         U.S. Borrowing means a Borrowing of U.S. Loans.

         U.S. Commitment - see Section 2.1. As of the Effective Date, the amount of the Aggregate U.S. Commitments of all U.S. Lenders is U.S.$60,000,000.

         U.S. Lender means each Lender designated as a U.S. Lender on its signature page hereto and its permitted successors and assigns.

         U.S. Loan means a Loan to the Company denominated in Dollars.

         U.S. Pro Rata Share means for any U.S. Lender at any time the proportion (expressed as a decimal, rounded to the ninth decimal place) which such U.S. Lender's U.S. Commitment constitutes of the combined U.S. Commitments (or, after the U.S. Commitments have terminated, which (i) the principal amount of such U.S. Lender's Loans plus (without duplication) the participation of such U.S. Lender in (or in the case of an Issuing Lender, the unparticipated portion of) the Effective Amount of all L/C Obligations constitutes of (ii) the aggregate principal amount of all U.S. Loans plus (without duplication) the Effective Amount of all L/C Obligations).

         Van Every Family means (i) a lineal descendant of Salem A. Van Every, Sr. including adopted persons as well as persons related by blood, (ii) a spouse, widow or widower of an individual described in clause (i) above or (iii) a trust, estate, custodian and other fiduciary or similar account for the benefit of an individual described in either clause (i) or clause (ii) above.

         Wholly-Owned Subsidiary means any Subsidiary in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, or 100% of the membership interests or other equity interests, as applicable, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

         1.2 Other Interpretive Provisions.

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                  (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

         (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

         (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

         (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided herein, any reference to any action of either Agent, the Lenders, the Required U.S. Lenders, the Required Canadian Lenders or the Required Lenders by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

         (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agents, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agents merely because of the Agents' or Lenders' involvement in their preparation.

         1.3 Accounting Principles.

                  (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; provided that if the Company notifies the Administrative Agent that the Company wishes to amend any covenant in Article VIII to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Company that the Required Lenders wish to amend Article VIII for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders.

                  (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

         1.4 Reallocation of Percentages and Loans.

                  (a) The Borrower and each Lender agree that, effective on the Effective Date, (i) this Agreement shall amend and restate in its entirety the Original Credit Agreement, (ii) all "Loans" and "Letters of Credit" outstanding under the Original Credit Agreement shall be deemed to be loans and Letters of Credit hereunder, (iii) all interest and fees accrued (but not paid) under the Original Credit Agreement shall be payable hereunder and (iv) the U.S. Loans and U.S. Pro Rata Shares of the U.S. Lenders shall be reallocated in accordance with the terms hereof.

                  (b) To facilitate the reallocation referred to in clause
(a)(iv), on the Effective Date (i) Fleet National Bank ("Fleet") shall be deemed to have purchased from Wachovia Bank, N.A. ("Wachovia") all of Wachovia's outstanding "U.S. Loans" under the Original Credit Agreement, and Fleet shall deliver to the Administrative Agent, for delivery to Wachovia, an amount equal to the principal amount of all such outstanding "U.S. Loans"; (ii) Wachovia shall cease to be a party hereto, except that (x) concurrently with the Administrative Agent's distribution of any interest or fees accrued under the Original Credit Agreement prior to (but not paid on or prior to) the Effective Date, the Administrative Agent will distribute to Wachovia the portion thereof payable to Wachovia and (y) Wachovia shall continue to have all benefits and obligations under provisions of the Original Credit Agreement which by their terms would survive termination thereof; and (iii) the Company shall pay
(x) to Wachovia, any amount payable under Section 4.4 of the Original Credit Agreement (assuming, for purposes of such Section that the purchase by Fleet of Wachovia's outstanding "U.S. Loans" under the Original Credit Agreement constituted payment of such "U.S. Loans"); and (y) to Fleet, any reasonable loss, cost or expense which Fleet may sustain or incur as a result of funding any outstanding Offshore Rate Loan deemed purchased from Wachovia for the remainder of the Interest Period therefor.


                                   ARTICLE II

                                   THE CREDITS

         2.1 Amounts and Terms of U.S. Commitments. Each U.S. Lender severally agrees (and not jointly or jointly and severally), on the terms and conditions set forth herein, to make U.S. Loans to the Company from time to time on any Business Day during the period from the Effective Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule 2.1 (such amount, as reduced pursuant to Section 2.8 or changed by one or more assignments under Section 12.8, such U.S. Lender's "U.S. Commitment"); provided, however, that, after giving effect to any Borrowing, the Total U.S. Outstandings shall not exceed the Aggregate U.S. Commitment; and provided, further, that the aggregate principal amount of the U.S. Loans of any U.S. Lender plus the participation of such U.S. Lender in the Effective Amount of all L/C Obligations shall not at any time exceed such U.S. Lender's U.S. Commitment. Within the limits of each U.S. Lender's U.S. Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this
Section 2.1, prepay under Section 2.9(a) and reborrow under this Section 2.1.

         2.2 Amounts and Terms of Canadian Commitments. Each Canadian Lender severally agrees (and not jointly or jointly and severally), on the terms and conditions set forth herein, to make Canadian Loans to the Canadian Borrower and to accept Drafts or purchase Canadian BA Equivalent Notes pursuant to Section
2.7 in Canada, from time to time on any Business Day during the period from the Effective Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule 2.2 (such amount, as reduced pursuant to Section 2.8 or changed by one or more assignments under
Section 12.8, such Canadian Lender's "Canadian Commitment"); provided, however, that, after giving effect to any Borrowing, the Total Canadian Outstandings shall not exceed the Aggregate Canadian Commitment; and provided, further, that the Canadian Outstandings of any Canadian Lender shall not at any time exceed such Canadian Lender's Canadian Commitment. Within the limits of each Canadian Lender's Canadian Commitment, and subject to the other terms and conditions hereof, the Canadian Borrower may borrow under this Section 2.2, prepay under
Section 2.9(b) and reborrow under this Section 2.2.

         2.3 Loan Accounts. (a) The Loans made by each Lender and the Letters of Credit Issued by each Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or Issuing Lender, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agents, each Issuing Lender and each Lender shall be rebuttable presumptive evidence of the amount of the Loans made by the Lenders to the Borrowers and the Letters of Credit Issued for the account of the Company, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of either Borrower hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

                  (b) Upon the request of any Lender made through an Agent, the Loans made by such Lender may be evidenced by a Note, instead of or in addition to loan accounts. Each such Lender shall endorse on the schedules annexed to its Note the date, amount and maturity of each Loan evidenced thereby and the amount of each payment of principal made by the applicable Borrower with respect thereto (or such Lender shall maintain such information in its own records). Each such Lender is irrevocably authorized by each Borrower to endorse its Note and each Lender's record shall be rebuttable presumptive evidence of the amount of the Loans evidenced thereby, and the interest and payments thereon; provided, however, that the failure of a Lender to make, or an error in making, a notation thereon or an entry therein with respect to any Loan shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any such Note to such Lender.

         2.4 Procedure for U.S. Borrowing. (a) Each U.S. Borrowing shall be made upon the Company's irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Borrowing, which notice must be received by the Administrative Agent prior to (i) 11:00 a.m. Charlotte time two Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans, and
(ii) 11:00 a.m. Charlotte time on the requested Borrowing Date, in the case of U.S. Base Rate Loans, specifying:

                  (A) the amount of the U.S. Borrowing, which shall be in an aggregate amount of U.S.$1,000,000 or a higher multiple of U.S.$500,000;

                  (B) the requested Borrowing Date, which shall be a Business
Day;

                  (C) the Type of U.S. Loans comprising such U.S. Borrowing; and

                  (D) in the case of Offshore Rate Loans, the duration of the initial Interest Period applicable to such U.S. Loans.

                  (b) The Administrative Agent will promptly notify each Lender of its receipt of any Notice of Borrowing and of the amount of such Lender's U.S. Pro Rata Share of such U.S. Borrowing.

                  (c) Each Lender will make the amount of its U.S. Pro Rata Share of each U.S. Borrowing available to the Administrative Agent for the account of the Company at the Administrative Agent's Payment Office by 1:00 p.m. Charlotte time on the Borrowing Date requested by the Company in funds immediately available to the Administrative Agent. The proceeds of all such U.S. Loans will then be made available to the Company by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Company of like funds as received by the Administrative Agent.

                  (d) After giving effect to any U.S. Borrowing, unless the Administrative Agent otherwise consents, there may not be more than eight different Interest Periods in effect for all U.S. Borrowings.

         2.5 Conversion and Continuation Elections for U.S. Borrowings. (a) The Company may, upon irrevocable written notice to the Administrative Agent in accordance with subsection 2.5(b):

                  (i) elect, as of any Business Day, in the case of U.S. Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert such U.S. Loans (or any part thereof in an aggregate amount of U.S.$1,000,000 or a higher integral multiple of U.S.$500,000) into U.S. Loans of the other Type; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue any Offshore Rate Loans having Interest Periods expiring on such day (or any part thereof in an aggregate amount of U.S.$1,000,000 or a higher integral multiple of U.S.$500,000) for another Interest Period;

provided that if at any time the aggregate amount of Offshore Rate Loans in respect of any U.S. Borrowing is reduced, by payment, prepayment, or conversion of any part thereof, to be less than U.S.$1,000,000, such Offshore Rate Loans shall automatically convert into U.S. Base Rate Loans.

                  (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Administrative Agent not later than 11:00 a.m. Charlotte time at least (i) two Business Days in advance of the Conversion/Continuation Date, if the U.S. Loans are to be converted into or continued as Offshore Rate Loans; and (ii) on the Conversion/Continuation Date, if the U.S. Loans are to be converted into U.S. Base Rate Loans, specifying:

                  (A) the proposed Conversion/Continuation Date;

                  (B) the aggregate amount of U.S. Loans to be converted or continued;

                  (C) the Type of U.S. Loans resulting from the proposed conversion or continuation; and

                  (D) in the case of conversion into or continuation of Offshore Rate Loans, the duration of the requested Interest Period.

                  (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, the Company shall be deemed to have elected to convert such Offshore Rate Loans into U.S. Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Administrative Agent will promptly notify each U.S. Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Administrative Agent will promptly notify each U.S. Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably among the U.S. Lenders according to the respective outstanding principal amounts of the U.S. Loans with respect to which the notice was given.

                  (e) Unless the Required U.S. Lenders otherwise consent, the Company may not elect to have a U.S. Loan converted into or continued as an Offshore Rate Loan during the existence of an Event of Default or Unmatured Event of Default.

                  (f) After giving effect to any conversion or continuation of U.S. Loans, unless the Administrative Agent shall otherwise consent, there may not be more than eight different Interest Periods in effect for all U.S. Borrowings.

         2.6 Procedure for Canadian Borrowing of Canadian Prime Rate Loans. (a) Each Canadian Borrowing of Canadian Prime Rate Loans shall be made upon the Canadian Borrower's irrevocable written notice delivered to the Canadian Agent in the form of a Notice of Borrowing, which notice must be received by the Canadian Agent prior to 11:00 a.m. Toronto time on the requested Borrowing Date, in the case of Canadian Prime Rate Loans, specifying:

                  (A) the amount of the Canadian Borrowing, which shall be in an aggregate amount of C$1,000,000 or a higher multiple of C$100,000; and

                  (B) the requested Borrowing Date, which shall be a Business
Day.

                  (b) The Canadian Agent will promptly notify each Canadian Lender of its receipt of any Notice of Borrowing and of the amount of such Canadian Lender's Canadian Pro Rata Share of such Canadian Borrowing.

                  (c) Each Canadian Lender will make the amount of its Canadian Pro Rata Share of each Canadian Borrowing available to the Canadian Agent for the account of the Canadian Borrower at the Canadian Agent's Payment Office by 1:00 p.m. Toronto time on the Borrowing Date requested by the Canadian Borrower in funds immediately available to the Canadian Agent. The proceeds of all such Loans will then be made available to the Canadian Borrower by the Canadian Agent by wire transfer in accordance with written instructions provided to the Canadian Agent by the Canadian Borrower of like funds as received by the Canadian Agent.

         2.7  Canadian Bankers' Acceptances and Canadian BA Equivalent Notes.

         2.7.1 Commitments to Accept Drafts and Purchase Canadian BA Equivalent Notes. Each Canadian Lender severally agrees, on the terms and conditions set forth herein, (i) in the case of a Canadian BA Lender, to accept drafts (each such draft, a "Draft") drawn by the Canadian Borrower upon such Canadian BA Lender and (ii) in the case of a Canadian Non-BA Lender, to purchase non-interest-bearing promissory notes of the Canadian Borrower in favor of such Canadian Non-BA Lender (each such promissory note, a "Canadian BA Equivalent Note"), in each case in an aggregate face amount not to exceed at any time outstanding such Canadian Lender's Canadian Pro Rata Share of the amount of the combined Canadian Commitments; provided that, after giving effect to any Canadian BA Borrowing, the Total Canadian Outstandings shall not exceed the combined Canadian Commitments; and provided, further, that the Canadian Outstandings of any Canadian Lender shall not at any time exceed such Canadian Lender's Canadian Commitment.

         2.7.2 Procedure for Canadian Bankers' Acceptances. (a) Each Canadian BA Borrowing shall be made upon the Canadian Borrower's irrevocable written notice delivered to the Canadian Agent in the form of a Notice of Canadian BA Borrowing, which notice must be received by the Canadian Agent prior to 12:00 noon (Toronto time) one Business Day prior to the requested Borrowing Date, specifying:

                  (i) the amount of such Canadian BA Borrowing, which shall be in an aggregate amount of not less than C$1,000,000 or a higher integral multiple of C$100,000;

                  (ii) the requested Borrowing Date, which shall be a Business Day; and

                  (iii) the term for the Canadian Bankers' Acceptances and Canadian BA Equivalent Notes included in such Canadian BA Borrowing, which shall be 30, 60, 90 or 180 days (provided that such term may not extend beyond the scheduled Termination Date).

                  (b) The Canadian Agent will promptly notify each Canadian Lender of its receipt of any Notice of Canadian BA Borrowing and shall (i) advise each Canadian BA Lender of the face amount and term of each Draft to be accepted by it, and (ii) advise each Canadian Non-BA Lender of the face amount and term of the Canadian BA Equivalent Note to be purchased by it. The term of all Canadian Bankers' Acceptances and Canadian BA Equivalent Notes issued pursuant to any Notice of Canadian BA Borrowing shall be identical. Each Canadian Bankers' Acceptance and Canadian BA Equivalent Note shall be dated the Borrowing Date on which it is issued and shall be in a face amount of C$100,000 or an integral multiple thereof. The aggregate face amount of the Drafts to be accepted at any time by a Canadian BA Lender, and the face amount of the Canadian BA Equivalent Note to be purchased at any time by a Canadian Non-BA Lender, shall be determined by the Canadian Agent based upon the amounts of the respective Canadian Commitments, except that, if the face amount of any Draft to be accepted by a

Canadian BA Lender or of the Canadian BA Equivalent Note to be purchased by a Canadian Non-BA Lender, determined as aforesaid, would not be C$100,000 or an integral multiple thereof, the Canadian Agent in its sole discretion may increase such face amount to the nearest integral multiple of C$100,000 or may reduce such face amount to the nearest integral multiple of C$100,000.

                  (c) Each Canadian BA Lender shall complete and accept on the applicable Borrowing Date Drafts having the face amounts and term advised by the Canadian Agent pursuant to subsection (b) above. Each Canadian BA Lender shall purchase from the Canadian Borrower on the applicable Borrowing Date the Canadian Bankers' Acceptances accepted by it, for an aggregate price equal to the Canadian BA Discount Proceeds of such Canadian Bankers' Acceptances.

                  (d) Each Canadian Non-BA Lender shall, in lieu of accepting Drafts or purchasing Canadian Bankers' Acceptances on any Borrowing Date, complete and purchase from the Canadian Borrower on such Borrowing Date a Canadian BA Equivalent Note in a face amount and for a term identical to the aggregate face amount and term of the Drafts which such Canadian Non-BA Lender would have been required to accept on such Borrowing Date if it were a Canadian BA Lender, for a price equal to the Canadian BA Discount Proceeds of such Canadian BA Equivalent Note.

                  (e) Upon acceptance of each Draft or purchase of each Canadian BA Equivalent Note, the Canadian Borrower shall pay to the applicable Canadian Lender the related fee specified in Section 2.12(d), and to facilitate payment such Canadian Lender shall be entitled to deduct and retain for its own account the amount of such fee from the amount to be transferred by such Canadian Lender to the Canadian Agent for the account of the Canadian Borrower pursuant to subsection 2.7.2(f) in respect of the sale of the related Canadian Bankers' Acceptance or of such Canadian BA Equivalent Note.

                  (f) Each Canadian Lender shall transfer for value on each applicable Borrowing Date in immediately available Canadian Dollars an aggregate amount equal to the amount of all Canadian BA Discount Proceeds in respect of any Canadian Bankers' Acceptance or Canadian BA Equivalent Note purchased by it on such Borrowing Date, in each case net of the related fee payable to such Canadian Lender pursuant to Section 2.12(d), to the Canadian Agent's Payment Office. Subject to any direction given to the Canadian Agent by the Canadian Borrower, the Canadian Agent shall make all such amounts received by it from the Canadian Lenders as aforesaid available to the Canadian Borrower by depositing the same for value on the applicable Borrowing Date to such account in the name of the Canadian Borrower as the Canadian Borrower shall have previously designated by timely notice in writing to the Canadian Agent.

         2.7.3 Maturity of Canadian Bankers' Acceptances. On the date of maturity of each Canadian Bankers' Acceptance or Canadian BA Equivalent Note, the Canadian Borrower shall pay to the Canadian Agent, for the account of the Canadian Lender which accepted such Canadian Bankers' Acceptance or the holder of such Canadian BA Equivalent Note, Canadian Dollars in an amount equal to the face amount of such Canadian Bankers' Acceptance or Canadian BA Equivalent Note, as the case may be. The obligation of the Canadian Borrower to make such payment shall not be prejudiced by the fact that the holder of any such Canadian Bankers' Acceptance is the Canadian Lender that accepted such Canadian Bankers' Acceptance. No days of grace shall be claimed by the Canadian Borrower for the payment at maturity of any Canadian Bankers' Acceptance or Canadian BA Equivalent Note. If the Canadian Borrower does not make such payment, from the proceeds of Loans or the issuance of Canadian Bankers' Acceptances and/or Canadian BA Equivalent Notes hereunder or otherwise, the Canadian Lender that accepted such Canadian Bankers' Acceptance or initially purchased such Canadian BA Equivalent Note may (but shall not be obliged to), without receipt of a Notice of Canadian Borrowing and irrespective of whether any other applicable conditions precedent specified herein have been satisfied, and without waiver of the Canadian Borrower's failure to make such payment, make a Canadian Prime Rate Loan to the Canadian Borrower in the face amount of such Canadian Bankers' Acceptance or Canadian BA Equivalent Note, as the case may be, and shall forthwith give notice thereof to the Canadian Borrower and the Canadian Agent (which shall promptly give similar notice to the other Canadian Lenders). The Canadian Borrower agrees to accept each such Canadian Prime Rate Loan and irrevocably authorizes and directs the applicable Canadian Lender to apply the proceeds thereof in payment of the liability of the Canadian Borrower with respect to the related Canadian Bankers' Acceptance or Canadian BA Equivalent Note. Notwithstanding any other provision hereof, all Canadian Prime Rate Loans made as contemplated by this
Section 2.7.3 shall be payable on demand by the Canadian Agent or the Required Canadian Lenders.

         2.7.4 Special Provisions for Canadian Bankers' Acceptances. If the Canadian Agent determines in good faith, which determination shall be final, conclusive and binding upon the Canadian Borrower, and so notifies the Canadian Borrower, that there does not exist at the applicable time a normal market in Canada for the purchase and sale of bankers' acceptances, any right of the Canadian Borrower to require the Canadian Lenders to purchase Canadian Bankers' Acceptances and Canadian BA Equivalent Notes hereunder shall be suspended until the Canadian Agent determines that such market does exist and gives notice thereof to the Canadian Borrower, and any Notice of Canadian BA Borrowing shall be deemed to be a Notice of Canadian Borrowing requesting Canadian Prime Rate Loans in a similar aggregate principal amount.

         2.7.5 Power of Attorney for Drafts and Canadian BA Equivalent Notes. To facilitate availment of Canadian Bankers' Acceptances and Canadian BA Equivalent Notes, the Canadian Borrower hereby appoints each Canadian Lender as its attorney to sign and endorse on its behalf (in accordance with a Notice of Canadian BA Borrowing), in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Canadian Lender, blank forms of (a) in the case of a Canadian BA Lender, Drafts in the form requested by such Lender, and
(b) in the case of a Canadian Non-BA Lender, Canadian BA Equivalent Notes in the form of Exhibit F. In this respect, it is each Canadian Lender's responsibility to maintain an adequate supply of blank forms of Drafts or Canadian BA Equivalent Notes for acceptance or purchase, as applicable, under this Agreement. The Canadian Borrower recognizes and agrees that all Canadian Bankers' Acceptances and Canadian BA Equivalent Notes signed and/or endorsed by a Canadian Lender on behalf of the Canadian Borrower shall bind the Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of the Canadian Borrower. Each Canadian Lender is hereby authorized (in accordance with a Notice of Canadian BA Borrowing) to issue such Canadian Bankers' Acceptances or Canadian BA Equivalent Notes, as appropriate, endorsed in blank in such face amounts as may be determined by such Canadian Lender; provided that the aggregate amount thereof is equal to the aggregate amount of Canadian Bankers' Acceptance or Canadian BA Equivalent Notes required to be accepted or purchased by such Canadian Lender. Each Canadian Lender may at any time and from time to time hold, sell, rediscount, or otherwise dispose of any or all Canadian Bankers' Acceptances accepted and purchased by it. No Canadian Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument, except to the extent resulting from the gross negligence or willful misconduct of such Canadian Lender or its officers, employees, agents or representatives. Each Canadian Lender shall maintain a record with respect to Canadian Bankers' Acceptances or Canadian BA Equivalent Notes (i) accepted and purchased by it hereunder; and (ii) canceled at maturity.

         To facilitate the acceptance of Canadian Bankers' Acceptances hereunder, the Canadian Borrower hereby authorizes the Canadian Lenders and irrevocably appoints each of the Canadian Lenders as its attorney, respectively:

(a) to complete and sign on the Canadian Borrower's behalf, either manually or by facsimile or mechanical signature, the Drafts to create the Canadian Bankers' Acceptances (with, in each

         Canadian Lender's discretion, the inscription "This is a depository bill subject to the Depository Bills and Notes Act (Canada)");

(b) after the acceptance thereof by any Canadian Lender, to endorse on the Canadian Borrower's behalf, either manually or by facsimile or mechanical signature, such Canadian Bankers' Acceptances in favor of the applicable purchaser or endorsee thereof including, in such Canadian Lender's discretion, such Canadian Lender or a clearing house (as defined by the Depository Bills and Notes Act (Canada));

(c) to deliver such Canadian Bankers' Acceptances to such purchaser or to deposit such Canadian Bankers' Acceptances with such clearing house; and

(d) to comply with the procedures and requirements established from time to time by such Canadian Lender or such clearing house in respect of the delivery, transfer and collection of bankers' acceptances and depository bills.

All Canadian Bankers' Acceptances so completed, signed, endorsed, delivered or deposited by a Canadian Lender on behalf of the Canadian Borrower shall be binding upon the Canadian Borrower as if completed, signed, endorsed, delivered or deposited by it. The records of the Canadian Lenders and such clearing houses shall, in the absence of manifest error, be conclusively binding on the Canadian Borrower. None of the Canadian Lenders shall be liable for any claim arising by reason of any loss or improper use of such Drafts or Canadian Bankers' Acceptances except for damages suffered by the Canadian Borrower caused by the willful misconduct or gross negligence of such Canadian Lender.

         2.7.6 Prepayment through Escrowed Funds. The Canadian Borrower may effect prepayment from time to time of Canadian Bankers' Acceptances and Canadian BA Equivalent Notes in whole or in part, in an aggregate amount of C$1,000,000 or a higher integral multiple of C$100,000, by depositing into an escrow account maintained by and in the name of the Canadian Agent for the benefit of the Canadian Lenders in accordance with their Canadian Pro Rata Shares an amount equal to the Canadian Lenders' maximum potential liability (as determined by the Canadian Agent) under then outstanding Canadian Bankers' Acceptances being prepaid plus the amount of Canadian BA Equivalent Notes being prepaid plus interest to accrue on such prepaid amount to maturity (the "Escrow Funds"). The Escrow Funds shall be held by the Canadian Agent for set-off against future Obligations of the Canadian Borrower and pending such application shall bear interest at the rate declared by the Canadian Agent from time to time as that payable by it in respect of deposits for such amount and for such period relative to the maturity date of the Canadian Bankers' Acceptances and Canadian BA Equivalent Notes, as applicable. At the time of such prepayment, the Canadian Borrower shall grant to the Canadian Agent, for the benefit of the Canadian Agent and the Canadian Lenders, a security interest in the Escrow Funds pursuant to documentation in form and substance reasonably acceptable to the Canadian Agent and the Required Canadian Lenders.

         2.8 Voluntary Termination or Reduction of Commitments. (a) The Company may, upon not less than five Business Days' prior notice to the Administrative Agent, terminate the U.S. Commitments, or permanently reduce the U.S. Commitments by a minimum amount of U.S.$1,000,000 or a higher integral multiple of U.S.$500,000; unless, after giving effect thereto and to any prepayments of U.S. Loans made on the effective date thereof, the Total U.S. Outstandings would exceed the amount of the combined U.S. Commitments then in effect. Once reduced in accordance with this Section, the U.S. Commitments may not be increased. Any reduction of the U.S. Commitments shall be applied to reduce the U.S. Commitment of each U.S. Lender according to its U.S. Pro Rata Share. If the Company terminates the U.S. Commitments or reduces the U.S. Commitments to zero, the Company shall pay all accrued and unpaid interest, fees and other amounts payable hereunder on the date of such termination.

         (b) The Canadian Borrower may, upon not less than five Business Days' prior notice to the Canadian Agent, terminate the Canadian Commitments, or permanently reduce the Canadian Commitments by a minimum amount of C$1,000,000 or a higher integral multiple of C$100,000; unless, after giving effect thereto and to any prepayments of Canadian Loans made on the effective date thereof, the aggregate principal amount of Canadian Loans outstanding would exceed the amount of the combined Canadian Commitments then in effect. Once reduced in accordance with this Section, the Canadian Commitments may not be increased. Any reduction of the Canadian Commitments shall be applied to reduce the Canadian Commitment of each Canadian Lender according to its Canadian Pro Rata Share. If the Company terminates the Canadian Commitments or reduces the Canadian Commitments to zero, the Company shall pay all accrued and unpaid interest, fees and other amounts payable hereunder on the date of such termination.

         2.9 Optional Prepayments. (a) Subject to the proviso to subsection 2.5(a) and to Section 4.4, the Company may, from time to time, upon irrevocable notice to the Administrative Agent, which notice must be received by the Administrative Agent prior to 11:00 a.m. Charlotte time (i) two Business Days prior to the date of prepayment, in the case of Offshore Rate Loans, and (ii) on the date of prepayment, in the case of U.S. Base Rate Loans, ratably prepay U.S. Loans in whole or in part, in an aggregate amount of U.S.$1,000,000 or a higher integral multiple of U.S.$500,000 (or, if any U.S. Base Rate Loans have been made pursuant to subsection 3.3(d), in an aggregate amount equal to the aggregate amount of such U.S. Base Rate Loans). Such notice of prepayment shall specify the date and amount of such prepayment and the U.S. Loans to be prepaid. The Administrative Agent will promptly notify each U.S. Lender of its receipt of any such notice and of such Lender's U.S. Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore Rate Loans, accrued interest to such date on the amount prepaid and any amounts required pursuant to
Section 4.4.

                  (b) The Canadian Borrower may, from time to time, upon irrevocable notice to the Canadian Agent, which notice must be received by the Canadian Agent prior to 11:00 a.m. Toronto time on the date of prepayment, ratably prepay Canadian Prime Rate Loans in whole or in part, in an aggregate amount of C$1,000,000 or a higher integral multiple of C$100,000. Such notice of prepayment shall specify the date and amount of such prepayment and the Canadian Prime Rate Loans to be prepaid. The Canadian Agent will promptly notify each Canadian Lender of its receipt of any such notice and of such Canadian Lender's Canadian Pro Rata Share of such prepayment. If such notice is given by the Canadian Borrower, the Canadian Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         2.10 Repayment. The Company shall repay all U.S. Loans on the Termination Date. The Canadian Borrower shall repay all Canadian Loans on the Termination Date.

         2.11 Interest. (a) Each U.S. Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to (i) the Offshore Rate plus the Applicable Margin or (ii) the U.S. Base Rate, as the case may be (and subject to the Company's right to convert to the other Type of U.S. Loan under Section 2.5).

                  (b) Each Canadian Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Canadian Prime Rate.

                  (c) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest also shall be paid on the date of any conversion of Fixed Rate Loans under Section 2.5 or 2.7 and prepayment of Fixed Rate Loans under Section 2.9, in each case for the portion of the Loans so converted or prepaid.

                  (d) Notwithstanding the foregoing provisions of this Section, upon notice to the Borrowers from the Administrative Agent (acting at the request or with the consent of the Required Lenders) during the existence of any Event of Default, and for so long as such Event of Default continues, the Borrowers shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Loans and, to the extent permitted by Applicable Law, on any other amount payable hereunder or under any other Loan Document, at a rate per annum which is determined by adding 2% per annum to the rate otherwise applicable thereto pursuant to the terms hereof or such other Loan Document (or, if no such rate is specified, the U.S. Base Rate or, in the case of Canadian Loans, the Canadian Prime Rate). All such interest shall be payable on demand.

                  (e) Anything herein to the contrary notwithstanding, the obligations of the Borrowers to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the applicable Borrower shall pay such Lender interest at the highest rate permitted by Applicable Law.

                  (f) Notwithstanding any provision hereof, in no event shall the aggregate "interest" (as defined in section 347 of the Criminal Code (Canada)) payable by the Canadian Borrower hereunder exceed the effective annual rate of interest on the "credit advanced" (as defined in such section 347) hereunder lawfully permitted by such section 347, and if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in such section 347) is determined to be contrary to the provisions of such section 347, such payment, collection or demand shall be deemed to have been made by mutual mistake of the Canadian Borrower and the applicable Canadian Lender and the amount of such payment or collection shall be refunded to the Canadian Borrower. For the purposes of this Agreement, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the relevant term and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Canadian Agent will be prima facia evidence of such rate.

                  (g) For the purpose of the Interest Act (Canada) and any other purpose, (i) the principle of deemed reinvestment of interest shall not apply to any calculation under this Agreement and (ii) the rates of interest and fees stipulated in this Agreement are intended to be nominal rates and effective rates or yields.

         2.12 Fees. In addition to certain fees described in Section 3.8:

                  (a) Arrangement, Agency Fees. The Company agrees to pay to the Administrative Agent and the Arranger such fees at such times and in such amounts as are set forth in the fee letter dated December 20, 2001 to the Company from Bank of America and the Arranger, as it may be amended or replaced from time to time (the "Fee Letter").

                  (b) Upfront Fees. The Borrowers shall pay to each Lender an upfront fee in the amount specified in the upfront fees notice dated January 7, 2002 from the Agent to the Lenders and the Borrowers, such upfront fee to be due and payable on the Effective Date.

                  (c) Facility Fees. The Company shall pay to the Administrative Agent for the account of each U.S. Lender a facility fee computed at the Facility Fee Rate per annum on the amount of such U.S. Lender's U.S. Commitment as in effect from time to time (whether used or unused) or, if the U.S. Commitments have terminated, on the sum (without duplication) of (i) the principal amount of such U.S. Lender's U.S. Loans plus (ii) the participation of such U.S. Lender in (or in the case of an Issuing Lender, its unparticipated portion of) the Effective Amount of all L/C Obligations. The Canadian Borrower shall pay to the Canadian Agent for the account of each Canadian Lender a facility fee computed at the Facility Fee Rate per annum on the amount of such Canadian Lender's Canadian Commitment as in effect from time to time (whether used or unused) or, if the Canadian Commitments have terminated, on the principal amount of such Canadian Lender's Canadian Loans. Such facility fees shall accrue from the Effective Date to the Termination Date, and thereafter until all Loans are paid in full and, in the case of facility fees payable by the Company, all Letters of Credit are terminated, and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter, with the final payment to be made on the Termination Date (or, if later, on the date all Loans are paid in full and all Letters of Credit are terminated).

                  (d) Canadian BA Fees. The Canadian Borrower shall pay to each Canadian BA Lender in respect of each Draft tendered by the Canadian Borrower to and accepted by such Canadian BA Lender, and to each Canadian Non-BA Lender in respect of each Canadian BA Equivalent Note tendered to and purchased by such Canadian Non-BA Lender, as a condition of such acceptance or purchase, a fee in Canadian Dollars calculated at a rate per annum equal to the Stamping Fee Rate, on the basis of the face amount and the term of such Bankers' Acceptance or Canadian BA Equivalent Note (it being understood that the Canadian Borrower's obligation to make such payment shall be satisfied to the extent that the applicable Canadian Lender nets the amount of such fee against the amount to be transferred to the Agent in respect of the applicable Canadian Bankers' Acceptance or Canadian BA Equivalent Note, as contemplated by subsection 2.7.2(f)).

         2.13 Computation of Fees and Interest. (a) All computations of interest on (i) U.S. Base Rate Loans when the U.S. Base Rate is determined by Bank of America's "prime rate" and (ii) Canadian Prime Rate Loans and all computations of the Stamping Fee Rate shall in each case be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which such interest or such fees are computed from the first day thereof to the last day thereof.

                  (b) Each determination of an interest rate by an Agent and each determination of the Canadian BA Discount Rate or the CDOR by the Canadian Agent shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. Each Agent will, at the request of a Borrower or any Lender, deliver to such Borrower or such Lender, as the case may be, a statement showing the quotations used by the such Agent in determining any interest rate and the resulting interest rate.

         2.14 Payments by the Company. (a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Administrative Agent for the account of the U.S. Lenders at the Administrative Agent's Payment Office, and shall be made in U.S. Dollars and in immediately available funds, no later than 2:00 p.m. Charlotte time on the date specified herein. The Administrative Agent will promptly distribute to each U.S. Lender its U.S. Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 2:00 p.m. Charlotte time shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  (b) All payments to be made by the Canadian Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Canadian Borrower shall be made to the Canadian Agent for the account of the Canadian Lenders at the Canadian Agent's Payment Office, and shall be made in Canadian Dollars and in immediately available funds, no later than 2:00 p.m. Toronto time on the date specified herein. The Canadian Agent will promptly distribute to each Canadian Lender its Canadian Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Canadian Agent later than 2:00 p.m. Toronto time shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  (c) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day (unless, in the case of a payment with respect to an Offshore Rate Loan, the following Business Day is in another calendar month, in which case such payment shall be made on the preceding Business Day), and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (d) Unless the applicable Agent receives notice from a Borrower prior to the date on which any payment is due to the Lenders that such Borrower will not make such payment in full as and when required, such Agent may assume that such Borrower has made such payment in full to such Agent on such date in immediately available funds and such Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower has not made such payment in full to such Agent, each Lender shall repay to such Agent on demand such amount distributed to such Lender, together with interest thereon at (in the case of amounts in U.S. Dollars) the Federal Funds Rate or (in the case of amounts in Canadian Dollars) the Canadian Cost of Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         2.15 Payments by the Lenders to the Applicable Agent. (a) Unless the applicable Agent receives notice from a Lender (i) at least one Business Day prior to the date of a Borrowing of Fixed Rate Loans or Canadian BA Borrowing,
(ii) by 12:00 noon Charlotte time on the day of any Borrowing of U.S. Base Rate Loans or (iii) by 12:00 noon Toronto time on the day of any Borrowing of Canadian Prime Rate Loans, that such Lender will not make available as and when required hereunder to such Agent for the account of the applicable Borrower the amount of such Lender's applicable pro rata share of such Credit Extension, such Agent may assume that such Lender has made such amount available to such Agent in immediately available funds on the Borrowing Date and such Agent may (but shall not be so required), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount.

                  (b) If and to the extent any Lender shall not have made its full amount of any Loan available to such Agent in immediately available funds and such Agent in such circumstances has made available to such Borrower such amount, such Lender shall on the Business Day following such Borrowing Date make such amount available to such Agent, together with interest at (in the case of amounts in U.S. Dollars) the Federal Funds Rate or (in the case of amounts in Canadian Dollars) the Canadian Cost of Funds Rate. If such amount is so made available, such payment to such Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to such Agent on the Business Day following the Borrowing Date, such Agent will notify the applicable Borrower of such failure to fund and, upon demand by such Agent, such Borrower shall pay such amount to such Agent for such Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                  (c) If and to the extent that any Canadian Lender shall not have made the full amount required pursuant to subsection 2.7.2(e) available to the Canadian Agent in immediately available funds on the applicable Borrowing Date, and the Canadian Agent in such circumstances has made available to the Canadian Borrower such amount pursuant to subsection (a) above, the Canadian Agent shall be entitled to recover from the Canadian Borrower, on demand the corresponding amount made available by the Canadian Agent to the Canadian Borrower as aforesaid, together with interest thereon at the rate applicable hereunder to Canadian Prime Rate Loans. If, after the applicable Borrowing Date but prior to such time as the Canadian Agent has demanded repayment from the Canadian Borrower as permitted by the preceding sentence, the funds required to be made available by the applicable Canadian Lender are in fact received by the Canadian Agent, the Canadian Agent shall be entitled to retain such funds for its own account and the corresponding amount made available by the Canadian Agent to the Canadian Borrower on such Borrowing Date shall, notwithstanding the preceding sentence, be deemed to have been the proceeds of a Canadian Bankers' Acceptance or a Canadian BA Equivalent Note, as the case may be, made available by such Canadian Lender to the Canadian Borrower on such Borrowing Date and such Canadian Lender shall pay to the Canadian Agent on demand interest at the Canadian Cost of Funds Rate for the period from such Borrowing Date to the date on which such funds are received by the Canadian Agent.

                  (d) A notice of an Agent submitted to any Lender with respect to amounts owing under subsection (b) or (c) above shall be conclusive absent manifest error.

                  (e) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

         2.16 Sharing of Payments. If, when an Event of Default occurs and is continuing, any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan, Canadian Bankers' Acceptance or Canadian BA Equivalent Note (other than pursuant to the terms of Sections 4.1, 4.3 and 4.4) in excess of its pro rata share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans, Canadian Bankers' Acceptances and/or Canadian BA Equivalent Notes made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

         (a) the amount of such selling Lender's required repayment to the purchasing Lender to

         (b) the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 12.10) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim. The Lenders may, without the consent of either Borrower or any other Person, make arrangements among themselves to amend or otherwise modify this subsection (b) and to establish different sharing arrangements with respect to payments by or on behalf of the Borrowers; provided that any such amendment, modification or sharing arrangement shall be consented to by all Lenders.


                                   ARTICLE III

                              THE LETTERS OF CREDIT

         3.1 The Letter of Credit Subfacility. (a) On the terms and conditions set forth herein (i) each Issuing Lender agrees, (A) from time to time on any Business Day during the period from the Effective Date to the Termination Date to issue Letters of Credit for the account of the Company, and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 3.2(c) and 3.2(d), and (B) to honor properly drawn drafts under the Letters of Credit issued by it; and (ii) the U.S. Lenders severally agree to participate in Letters of Credit Issued for the account of the Company; provided that no Issuing Lender shall be obligated to Issue, and no U.S. Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date") (1) the Total U.S. Outstandings exceed the Aggregate U.S. Commitment, (2) the Effective Amount of all L/C Obligations would exceed the L/C Commitment or (3) the participation of any U.S. Lender in the Effective Amount of all L/C Obligations plus the outstanding principal amount of the U.S. Loans of such U.S. Lender would exceed such U.S. Lender's U.S. Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

                  (b) No Issuing Lender shall be under any obligation to Issue any Letter of Credit if:

                  (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from Issuing such Letter of Credit, or any Requirement of Law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such Issuing Lender in good faith deems material to it (it being understood that the applicable Issuing Lender shall promptly notify the Company and the Administrative Agent of any of the foregoing events or circumstances);

                  (ii) such Issuing Lender has received written notice from any Lender, the Administrative Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied;

                  (iii) the expiry date of such requested Letter of Credit is after the Termination Date, unless all of the U.S. Lenders have approved such expiry date in writing;

                  (iv) such Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to such Issuing Lender, or the Issuance of a Letter of Credit shall violate any applicable policies of such Issuing Lender; or

                  (v) such Letter of Credit is denominated in a currency other than U.S. Dollars, unless all of the U.S. Lenders have approved in writing denominating such Letter of Credit in such currency.

         3.2 Issuance, Amendment and Renewal of Letters of Credit. (a) Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the applicable Issuing Lender (with a copy sent by the Company to the Administrative Agent) at least one Business Day (or such shorter time as the applicable Issuing Lender and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately (by messenger or overnight courier) in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the applicable Issuing Lender: (i) the face amount of the Letter of Credit; (ii) the expiry date of the Letter of Credit; (iii) the name and address of the beneficiary thereof; (iv) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder;
(v) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vi) such other matters as such Issuing Lender may require.

                  (b) Promptly upon receipt of any L/C Application or L/C Amendment Application, the applicable Issuing Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such L/C Application or L/C Amendment Application from the Company and, if not, such Issuing Lender will provide the Administrative Agent with a copy thereof. Unless the applicable Issuing Lender has received on or before the Business Day immediately preceding the date such Issuing Lender is to issue a requested Letter of Credit, (A) notice from the Administrative Agent directing such Issuing Lender not to issue such Letter of Credit because such issuance is not then permitted under subsection 3.1(a) as a result of the limitations set forth in clauses (1) through (3) thereof or (B) a notice described in subsection 3.1(b)(ii) or (C) any limitation set forth in clauses
(iii) or (v) of subsection 3.1(b) has not been waived in writing by all U.S. Lenders, then, subject to the terms and conditions hereof, such Issuing Lender shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with such Issuing Lender's usual and customary business practices.

                  (c) From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the applicable Issuing Lender will, upon the written request of the Company received by such Issuing Lender (with a copy sent by the Company to the Administrative Agent) at least one Business Day (or such shorter time as the applicable Issuing Lender and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately (by messenger or overnight courier) in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to such Issuing Lender: (i) the Letter of Credit to be amended;
(ii) the proposed date of amendment of such Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as such Issuing Lender may require. No Issuing Lender shall have any obligation to amend any Letter of Credit if: (A) such Issuing Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. The Administrative Agent will promptly notify the U.S. Lenders of any Issuance or amendment of a Letter of Credit.

                  (d) The Issuing Lenders and the U.S. Lenders agree that, while a Letter of Credit is outstanding and prior to the Termination Date, at the option of the Company and upon the written request of the Company received by the applicable Issuing Lender (with a copy sent by the Company to the Administrative Agent) at least one Business Day (or such shorter time as the applicable Issuing Lender and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of notification of renewal, the applicable Issuing Lender shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the applicable Issuing Lender: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of such Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of such Letter of Credit (which, unless all Lenders otherwise consent in writing, shall be prior to the Termination Date); and (iv) such other matters as such Issuing Lender may require. No Issuing Lender shall be under any obligation to renew any Letter of Credit if: (A) such Issuing Lender would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed renewal of such Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the applicable Issuing Lender that such Letter of Credit shall not be renewed, and if at the time of renewal such Issuing Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this subsection 3.2(d) upon the request of the Company but such Issuing Lender shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, such Issuing Lender shall nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the U.S. Lenders hereby authorize such renewal, and, accordingly, such Issuing Lender shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

                  (e) Each Issuing Lender may, at its election (or as required by the Administrative Agent at the direction of the Required U.S. Lenders), deliver any notice of termination or other communication to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Termination Date.

                  (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

                  (g) Each Issuing Lender will deliver to the Administrative Agent and the Company, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of such Letter of Credit or of such amendment or renewal.

         3.3  Risk Participations, Drawings and Reimbursements.

                  (a) Immediately upon the Issuance of each Letter of Credit on or after the Effective Date, each U.S. Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such U.S. Lender's U.S. Pro Rata Share times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of Section 2.1, each Issuance of a Letter of Credit shall be deemed to utilize the U.S. Commitment of each U.S. Lender by an amount equal to the amount of such participation.

                  (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the applicable Issuing Lender will promptly notify the Company and the Administrative Agent. The Company shall (subject, if applicable, to its right to obtain U.S. Base Rate Loans as provided below) reimburse the applicable Issuing Lender prior to 11:00 a.m. Charlotte time on each date that any amount is paid by such Issuing Lender under any Letter of Credit (each such date, an "Honor Date") in an amount equal to the amount so paid by such Issuing Lender; provided that, to the extent that any Issuing Lender accepts a drawing under a Letter of Credit after 11:00 a.m. Charlotte time, the Company will not be obligated to reimburse such Issuing Lender until the next Business Day and the "Honor Date" for such Letter of Credit shall be such next Business Day. If the Company fails to reimburse an Issuing Lender for the full amount of any drawing under any Letter of Credit by 11:00 a.m. Charlotte time on the Honor Date, such Issuing Lender will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each U.S. Lender thereof (no later than 12:00 noon Charlotte time on such Honor Date), and the Company shall be deemed to have requested that U.S. Base Rate Loans be made by the U.S. Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Aggregate U.S. Commitment and subject to the conditions set forth in Section 5.2 other than Section 5.2(a). Any notice given by an Issuing Lender or the Administrative Agent pursuant to this subsection 3.3(b) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (c) Each U.S. Lender shall upon any notice pursuant to subsection 3.3(b) make available to the Administrative Agent for the account of the applicable Issuing Lender an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the U.S. Lenders shall (subject to subsection 3.3(d)) each be deemed to have made a Loan consisting of a U.S. Base Rate Loan to the Company in such amount. If any U.S. Lender so notified fails to make available to the Administrative Agent for the account of the applicable Issuing Lender the amount of such U.S. Lender's U.S. Pro Rata Share of the amount of such drawing by no later than 2:00 p.m. Charlotte time on the Honor Date, then interest shall accrue on such U.S. Lender's obligation to make such payment, from the Honor Date to the date such U.S. Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Administrative Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Administrative Agent to give any such notice on the Honor Date or in sufficient time to enable any U.S. Lender to effect such payment on such date shall not relieve such U.S. Lender from its obligations under this Section 3.3.

                  (d) With respect to any unreimbursed drawing that is not converted into U.S. Base Rate Loans in whole or in part, because of the Company's failure to satisfy the conditions set forth in Section 5.2 (other than subsection 5.2(a) which need not be satisfied) or for any other reason, the Company shall be deemed to have incurred from the applicable Issuing Lender an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand and shall bear interest (payable on demand) at a rate per annum equal to the U.S. Base Rate plus 2%, and each U.S. Lender's payment to such Issuing Lender pursuant to subsection 3.3(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such U.S. Lender in satisfaction of its participation obligation under this Section 3.3.

                  (e) Each U.S. Lender's obligation in accordance with this Agreement to make the Loans or L/C Advances, as contemplated by this Section 3.3, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to any Issuing Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such U.S. Lender may have against the applicable Issuing Lender, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default, an Unmatured Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that each U.S. Lender's obligation to make Loans under this Section 3.3 is subject to the conditions set forth in Section 5.2 (other than subsection 5.2(a)).

         3.4 Repayment of Participations. (a) Upon (and only upon) receipt by the Administrative Agent for the account of an Issuing Lender of immediately available funds from the Company (i) in reimbursement of any payment made by such Issuing Lender under a Letter of Credit with respect to which any Lender has paid the Administrative Agent for the account of such Issuing Lender for such U.S. Lender's participation in such Letter of Credit pursuant to Section
3.3 or (ii) in payment of interest thereon, the Administrative Agent will pay to each U.S. Lender, in the same funds as those received by the Administrative Agent for the account of such Issuing Lender, the amount of such U.S. Lender's U.S. Pro Rata Share of such funds, and such Issuing Lender shall receive the amount of the U.S. Pro Rata Share of such funds of any U.S. Lender that did not so pay the Administrative Agent for the account of such Issuing Lender.

                  (b) If the Administrative Agent or an Issuing Lender is required at any time to return to the Company, or to a trustee, receiver, liquidator or custodian, or to any official in any Insolvency Proceeding, any portion of any payment made by the Company to the Administrative Agent for the account of an Issuing Lender pursuant to subsection 3.4(a) in reimbursement of a payment made under a Letter of Credit or interest or fee thereon, each U.S. Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the applicable Issuing Lender the amount of its U.S. Pro Rata Share of any amount so returned by the Administrative Agent or such Issuing Lender plus interest thereon from the date such demand is made to the date such amount is returned by such U.S. Lender to the Administrative Agent or such Issuing Lender, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

         3.5 Role of the Issuing Lenders. (a) Each U.S. Lender and the Company agree that, in paying any drawing under a Letter of Credit, the applicable Issuing Lender shall not have any responsibility to obtain any document (other than any sight draft and certificate expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                  (b) No Issuing Lender or Agent-Related Person, nor any of their respective correspondents, participants or assignees, shall be liable to any U.S. Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the U.S. Lenders (including the Required U.S. Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

                  (c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Issuing Lender or Agent-Related Person, nor any of their respective correspondents, participants or assignees, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.6; provided that, anything in such clauses to the contrary notwithstanding, the Company may have a claim against an Issuing Lender, and such Issuing Lender may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by such Issuing Lender's willful misconduct or gross negligence or such Issuing Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing: (i) an Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) no Issuing Lender shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         3.6 Obligations Absolute. The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the applicable Issuing Lender for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

                  (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                  (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by any L/C-Related Document or any unrelated transaction;

                  (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                  (v) any payment by an Issuing Lender under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by an Issuing Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                  (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

         3.7 Cash Collateral Pledge. If any Letter of Credit remains outstanding and partially or wholly undrawn as of the Termination Date, then the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to the maximum amount then available to be drawn under all Letters of Credit.

         3.8 Letter of Credit Fees. (a) The Company shall pay to the Administrative Agent for the account of each U.S. Lender a letter of credit fee with respect to each Letter of Credit equal to the L/C Fee Rate per annum of the average daily maximum amount available to be drawn on such Letter of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and on the Termination Date (or such later date on which such Letter of Credit shall expire or be fully drawn).

                  (b) The letter of credit fees payable under subsection 3.8(a) shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Effective Date, through the Termination Date (or such later date upon which all outstanding Letters of Credit shall expire or be fully drawn), with the final payment to be made on the Termination Date (or such later date).

                  (c) The Company shall pay to each Issuing Lender a letter of credit fronting fee at such times and in such amounts as are mutually agreed to from time to time by the Company and such Issuing Lender.

                  (d) The Company shall pay to each Issuing Lender from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Lender relating to letters of credit as from time to time in effect.

         3.9 Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce ("UCP") most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in such Letter of Credit) apply to such Letter of Credit.


                                   ARTICLE IV

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         4.1 Taxes. (a) Any and all payments by each Borrower to each Lender or each Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Borrowers shall pay all Other Taxes and Further Taxes.

                  (b) If either Borrower shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or Agent, then:

                  (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender or Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                  (ii) such Borrower shall make such deductions and withholdings; and

                  (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with Applicable Law.

                  (c) The Company agrees to indemnify and hold harmless each Lender and Agent for the full amount of Taxes, Other Taxes and Further Taxes in the amount that such Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes, Other Taxes or

Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or Agent makes written demand therefor.

                  (d) Within 30 days after the date of any payment by a Borrower of any Taxes, Other Taxes or Further Taxes, such Borrower shall furnish each applicable Lender and Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender and Agent.

                  (e) If a Borrower is required to pay any amount to any Lender or Agent pursuant to subsection (b) or (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change in the sole judgment of such Lender is not otherwise disadvantageous to such Lender.

                  (f) Notwithstanding the foregoing provisions of this Section 4.1, if any Lender fails to notify the Company or the applicable Borrower of any event or circumstance which will entitle such Lender to compensation pursuant to this Section 4.1 within 120 days after such Lender obtains knowledge of such event or circumstance, then such Lender shall not be entitled to compensation from such Borrower for any amount arising prior to the date which is 120 days before the date on which such Lender notifies the Company or such Borrower of such event or circumstance.

         4.2 Illegality. (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make Fixed Rate Loans, then, on notice thereof by such Lender to the Company through the Administrative Agent, any obligation of such Lender to make Fixed Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist.

                  (b) If a Lender determines that it is unlawful to maintain any Fixed Rate Loan, the applicable Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay in full such Fixed Rate Loan of such Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.4, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Fixed Rate Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Fixed Rate Loan. If such Borrower is required to so prepay any Fixed Rate Loan, then concurrently with such prepayment, such Borrower shall borrow from the affected Lender, in the amount of such repayment, a U.S. Base Rate Loan or Canadian Prime Rate Loan, as applicable.

                  (c) If the obligation of any Lender to make or maintain Fixed Rate Loans has been so terminated or suspended, all Loans which would otherwise be made by such Lender as Fixed Rate Loans shall be instead U.S. Base Rate Loans or Canadian Prime Rate Loans.

                  (d) Before giving any notice to the Administrative Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its Fixed Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Lender, be illegal or otherwise disadvantageous to such Lender.

         4.3 Increased Costs and Reduction of Return. (a) If any Lender determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate) in or in the interpretation of any law or regulation or (ii) compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Fixed Rate Loan or participating in any Letter of Credit, or, in the case of an Issuing Lender, any increase in the cost to such Issuing Lender of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the applicable Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the applicable Agent), pay to the applicable Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased cost.

                  (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, Loans or obligations under this Agreement, then, upon demand of such Lender to the applicable Borrower through the applicable Agent, the applicable Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

                  (c) Notwithstanding the foregoing provisions of this Section 4.3, if any Lender fails to notify the applicable Borrower of any event or circumstance which will entitle such Lender to compensation pursuant to this
Section 4.3 within 60 days after such Lender obtains knowledge of such event or circumstance, then such Lender shall not be entitled to compensation from the applicable Borrower for any amount arising prior to the date which is 60 days before the date on which such Lender notifies the applicable Borrower of such event or circumstance.

         4.4 Funding Losses. The applicable Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

                  (a) the failure of the applicable Borrower to make on a timely basis any payment of principal of any Fixed Rate Loan;

                  (b) the failure of the applicable Borrower to borrow, continue or convert a Loan or to issue a Canadian Bankers' Acceptance or a Canadian BA Equivalent Note after the applicable Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation for such Loan or a Notice of Canadian BA Borrowing;

                  (c) the failure of the applicable Borrower to make any prepayment in accordance with any notice delivered under Section 2.9; or

                  (d) the prepayment (including after acceleration thereof) of a Fixed Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Fixed Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the U.S. Lenders under this Section and under subsection 4.3(a), each Offshore Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR rate used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

         4.5 Inability to Determine Rates. If (i) the Administrative Agent determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or (ii) the Required U.S. Lenders determine that the Offshore Rate applicable pursuant to Section 2.11 for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to such U.S. Lenders of funding such U.S. Loan, the Administrative Agent will promptly so notify the Company and each U.S. Lender. Thereafter, the obligation of the U.S. Lenders to make or maintain Offshore Rate Loans hereunder shall be suspended until the Administrative Agent (upon the instruction of the Required U.S. Lenders in the case of clause (ii)) revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the U.S. Lenders shall make, convert or continue the U.S. Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such U.S. Loans shall be made, converted or continued as U.S. Base Rate Loans instead of Offshore Rate Loans.

         4.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article IV shall deliver to the applicable Borrower (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Lender hereunder and the manner in which such amount has been calculated, and such certificate shall be conclusive and binding on the applicable Borrower in the absence of manifest error.

         4.7 Substitution of Lenders. Upon the receipt by either Borrower from any Lender of a claim for compensation under Section 4.1 or 4.3 or a notice of the type described in Section 4.2, the Company may: (i) designate a replacement bank or financial institution satisfactory to the Company (a "Replacement Lender") to acquire and assume all of such affected Lender's Loans and Commitment; and/or (ii) request one or more of the other Lenders to acquire and assume all of such affected Lender's Loans and Commitment. Any designation of a Replacement Lender under clause (i) shall be subject to the prior written consent of the Administrative Agent and, if applicable, the Canadian Agent (which consents shall not be unreasonably withheld or delayed).

         4.8 Canadian Lenders. Each Canadian Lender agrees that it shall, no later than the Effective Date (or, in the case of a Canadian Lender which becomes a party hereto after the Effective Date, the date upon which such Canadian Lender becomes a party hereto) deliver to the Canadian Agent and to the Canadian Borrower through the Canadian Agent an instrument in writing certifying that such Canadian Lender is not a non-resident of Canada for the purposes of
Part XIII of the Income Tax Act (Canada) and that it is the sole beneficial owner of payments of principal of and interest on its Canadian Loans and other extensions of credit to the Canadian Borrower and undertaking to advise the Canadian Agent and the Canadian Borrower of any changes in respect of such matters so certified. In addition, each Canadian Lender shall, promptly upon the Canadian Agent's or the Canadian Borrower's reasonable request to that effect, deliver to the Canadian Agent or the Canadian Borrower (as the case may be) such other instruments in writing, forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation or the official interpretation of any such law, treaty, rule, or regulation by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) in order to establish such Canadian Lender's tax status for withholding purposes. If the Canadian Agent or either Borrower receives a request from the Canada Customs and Revenue Agency or any other Governmental Authority to provide additional information concerning the withholding tax status of any Canadian Lender, such Canadian Lender shall (upon notice of such request from the Canadian Agent) use all reasonable efforts to obtain and deliver such information to such taxing Governmental Authority, the Canadian Agent and the Borrowers. Notwithstanding the foregoing, no Canadian Lender shall be required to deliver any form pursuant to this Section 4.8 if such Canadian Lender is not legally permitted to deliver such form as a result of a change in any Applicable Law or the official interpretation thereof after the date such Canadian Lender becomes a party to this Agreement. Bank of America hereby represents that Bank of America is an authorized foreign bank mentioned in Schedule III of the Bank Act (Canada) that is not subject to the restrictions and requirements referred to in subsection 524(2) of the Bank Act (Canada).

         4.9 Survival. The agreements and obligations of the Borrowers in this
Article IV shall survive the termination of this Agreement and the payment of all other Obligations.


                                    ARTICLE V

                              CONDITIONS PRECEDENT

         5.1 Conditions to Effectiveness. The amendment and restatement of the Original Credit Agreement by this Agreement shall become effective (and, as more fully set forth in Section 1.4, all "Loans" and "Letters of Credit" outstanding under the Original Credit Agreement shall be deemed to be outstanding hereunder) on the date (the "Effective Date") occurring on or prior to February 28, 2002 on which the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent and each Lender, and (except for the Notes) in sufficient copies for each Lender:

                  (a) Agreement and Notes. This Agreement and the Notes executed by each party hereto and thereto.

                  (b) Resolutions; Incumbency.

                  (i) Copies of the resolutions of the board of directors of each Borrower authorizing the execution and delivery of the Loan Documents to which such Person is a party and the consummation of the transactions contemplated hereby, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person; and

                  (ii) a certificate of the Secretary or Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to execute and deliver the Loan Documents, Notices of Borrowing, Notices of Conversion/Continuation, Compliance Certificates, L/C Applications, L/C Amendment Applications and other documents in connection herewith.

                  (c) Organization Documents. The articles or certificate of incorporation and the bylaws of each Borrower as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of such Borrower as of the Effective Date.

                  (d) Legal Opinions. An opinion of Kennedy Covington Lobdell & Hickman, L.L.P., U.S. counsel to the Borrowers, and an opinion of Fraser Milner Casgrain LLP, Canadian counsel to the Canadian Borrower, each in form and substance satisfactory to the Agents and the Lenders; and

                  (e) Payment of Fees. Evidence of payment by the Company and the Canadian Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable hereunder on the Effective Date, together with Attorney Costs of Bank of America to the extent invoiced prior to or on the Effective Date.

                  (f) Certificate. A certificate signed by a Responsible Officer, dated as of the Effective Date, stating that:

                  (i) the representations and warranties contained in Article VI are true and correct on and as of such date, as though made on and as of such date;

                  (ii) no Event of Default or Unmatured Event of Default exists or would result from the effectiveness of this Agreement; and

                  (iii) since December 30, 2000, no event or circumstance has occurred that has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (g) Other Documents. Such other approvals, opinions, documents or materials as the Administrative Agent or any Lender may reasonably request.

         5.2 Conditions to All Credit Extensions. The obligation of each Lender to make any Credit Extension to be made by it and the obligation of any Issuing Lender to Issue any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

                  (a) Notice, Application. The applicable Agent shall have received a Notice of Borrowing or Notice of BA Borrowing as required under
Section 2.4, 2.6 or 2.7 or in the case of the Issuance of any Letter of Credit, the applicable Issuing Lender and the Administrative Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 3.2.

                  (b) Continuation of Representations and Warranties. The representations and warranties in Article VI shall be true and correct in all material respects on and of such Borrowing Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

                  (c) No Existing Default. No Event of Default or Unmatured Event of Default shall exist or shall result from such Credit Extension.

Each Notice of Borrowing, Notice of Canadian BA Borrowing, notice of acceptance of an L/C Application and L/C Amendment Application submitted by a Borrower hereunder shall constitute a representation and warranty by such Borrower that, as of the date of each such notice and as of the relevant Borrowing Date or Issuance Date, as applicable, the conditions in this Section 5.2 are satisfied.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to each Agent and each Lender (and the Canadian Borrower represents and warrants with respect to itself to each Agent and each Lender) that:

         6.1 Corporate Existence and Power. The Company and each of its
Subsidiaries:

                  (a) is a corporation duly organized and validly existing and, if applicable in the jurisdiction of its incorporation, in good standing under the laws of the jurisdiction of its incorporation;

                  (b) has the power and authority and all governmental licenses, authorizations, consents and approvals (i) to own its assets and to carry on its business and (ii) to execute, deliver and perform its obligations under the Loan Documents to which it is a party;

                  (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

                  (d) is in compliance with all Requirements of Law;

except, in each case referred to in subclause (b)(i), clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.2 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company and the Canadian Borrower of each Loan Document to which either is party have been duly authorized by all necessary corporate action, and do not and will not:

                  (a) contravene the terms of any of such Person's Organization Documents;

                  (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Company or any of its Subsidiaries is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any of its Subsidiaries or any of its or their property is subject; or

                  (c) violate any Requirement of Law.

         6.3 Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or the Canadian Borrower of the Agreement or any other Loan Document.

         6.4 Binding Effect. This Agreement and each other Loan Document to which it is party constitute the legal, valid and binding obligations of the Company and the Canadian Borrower, enforceable against the Company and the Canadian Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6.5 Litigation. Except as specifically disclosed in Part I of the Disclosure Memorandum, there are no actions, suits, proceedings, claims or disputes pending or, to the best knowledge of the Company and the Canadian Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company or any Subsidiary or any of their respective properties

(a) which purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (b) as to which there exists a reasonable likelihood of an adverse determination, which determination would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         6.6 No Default. No Event of Default or Unmatured Event of Default exists or would result from the incurring of any Obligations by the Company or the Canadian Borrower. As of the Effective Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

         6.7 ERISA Compliance; Canadian Plans. Except as specifically disclosed in Schedule 6.7:

                  (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no contribution failure has occurred with respect to a Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; (iii) no Pension Plan has any Unfunded Pension Liability; (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (v) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (vi) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

                  (d) All Canadian Plans are duly registered when required by, and in good standing under, Applicable Law; all required contributions have been made under all Canadian Plans; all Canadian Plans are funded in accordance with the respective rules thereof and all Requirements of Law; and no past service or experience deficiency funding liabilities exist under any Canadian Plan.

         6.8 Use of Proceeds; Margin Regulations. The proceeds of the Loans will be used solely for the purposes set forth in and permitted by Section 7.12 and
Section 8.8. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         6.9 Title to Properties. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such liens, title defects and other matters affecting title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Effective Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

         6.10 Taxes. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

         6.11 Financial Condition. (a) The audited consolidated financial statements of the Company and its Subsidiaries dated as of December 30, 2000, and the related consolidated statements of income or operations, stockholders' equity and cash flows for the fiscal year ended on that date:

                  (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein;

                  (ii) fairly present the financial condition of the Company and its Subsidiaries as of the dates thereof and the results of operations for the periods covered thereby; and

                  (iii) except as specifically disclosed in Part II of the Disclosure Memorandum, show all material indebtedness and other liabilities, absolute or contingent, of the Company and its consolidated Subsidiaries as of the dates thereof, including liabilities for all material taxes and material Contingent Obligations.

                  (b) Since December 30, 2000, there has been no Material Adverse Effect.

         6.12 Environmental Matters. Except as specifically disclosed in Part III of the Disclosure Memorandum, the Company and its Subsidiaries are in material compliance with all applicable Environmental Laws and are not subject to Environmental Claims except for such non-compliance and Environmental Claims that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.13 Regulated Entities. None of the Company, any Person controlling the Company, or any Subsidiary is an "Investment Company" within the meaning of the Investment Company Act of 1940. Neither the Company nor the Canadian Borrower is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Applicable Law limiting the ability to incur Indebtedness.

         6.14 No Burdensome Restrictions. Neither the Company nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

         6.15 Copyrights, Patents, Trademarks and Licenses, etc. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the material patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other

Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary, and which is material to the business or operations of the Company and its Subsidiaries, infringes upon any rights held by any other Person.

         6.16 Subsidiaries. As of the Effective Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule
6.16 and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 6.16. The Canadian Borrower is an indirect Wholly-Owned Subsidiary of the Company.

         6.17 Insurance. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

         6.18 Swap Obligations. Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations.

         6.19 Full Disclosure. The representations and warranties made by the Company, the Canadian Borrower and their Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company, the Canadian Borrower or any Subsidiary in connection with the Loan Documents, taken as a whole, do not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.


                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

         7.1 Financial Statements. The Company shall deliver to the Administrative Agent in form and detail satisfactory to the Administrative Agent and the Required Lenders, with sufficient copies for each Lender and the Canadian Agent.

                  (a) as soon as available, but not later than 100 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, stockholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of KPMG LLP or another nationally-recognized independent public accounting firm ("Independent Auditor"), which opinion (i) shall state that such consolidated financial statements present fairly the Company's consolidated financial position for the periods indicated in conformity with GAAP and (ii) shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records (it being agreed that the requirements of this subsection 7.1(a) may be satisfied by the delivery of the applicable annual report on Form 10-K of the Company to the Agent by email to the extent that it is delivered within the applicable time period noted herein); and

                  (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, stockholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and its Subsidiaries as of such date and for such period (it being agreed that the requirements of this subsection 7.1(b) may be satisfied by the delivery of the applicable quarterly report on Form 10-Q of the Company to the Agent by email to the extent that it is delivered within the applicable time period noted herein).

         7.2 Certificates; Other Information. The Company shall furnish to the Administrative Agent, with sufficient copies for each Lender and the Canadian
Agent:

                  (a) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a Compliance Certificate executed by a Responsible Officer;

                  (b) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodic or special reports (including Forms 10-K, 10-Q and 8-K) that the Company or any Subsidiary may make to, or file with, the SEC (it being agreed that the requirements of this subsection 7.2(b) may be satisfied by the delivery of such financial statements and reports to the Agent by email); and

                  (c) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

         7.3 Notices. The Company shall promptly (or, in the case of any event described in clause (c)(ii) below, not less than 10 days prior to the occurrence of such event) notify the Administrative Agent, the Canadian Agent and each
Lender:

                  (a) of the occurrence of any Event of Default or Unmatured Event of Default known to the Company;

                  (b) of any of the following matters that has resulted or is reasonably expected to result in a Material Adverse Effect: (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary including pursuant to any applicable Environmental Laws;

                  (c) of the occurrence of any of the following events known to the Company which affect the Company or any ERISA Affiliate, and deliver to the Administrative Agent, the Canadian Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

                  (i) an ERISA Event;

                  (ii) a contribution failure with respect to a Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA;

                  (iii) a material increase in the Unfunded Pension Liability of any Pension Plan;

                  (iv) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate; or

                  (v) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability; and

                  (d) of any material change in accounting policies or financial reporting practices by the Company and its consolidated Subsidiaries.

                  Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto. Each notice under subsection 7.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or any other Loan Document that, to the best of such Responsible Officer's knowledge, have been breached or violated.

         7.4 Preservation of Corporate Existence, Etc. The Company shall, and shall cause each Subsidiary to:

                  (a) except as otherwise permitted with respect to any Subsidiary pursuant to Section 8.4, preserve and maintain in full force and effect its corporate existence and valid existence under the laws of its jurisdiction of organization;

                  (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business (except (i) in connection with transactions permitted by Section 8.4 and sales of assets permitted by Section 8.3 and (ii) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect);

                  (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

                  (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         7.5 Maintenance of Property. The Company shall, and shall cause each Subsidiary to, maintain and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

         7.6 Insurance. The Company shall, and shall cause each Subsidiary to, maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

         7.7 Payment of Obligations. The Company shall, and shall cause each Subsidiary to, pay and discharge, as the same shall become due and payable, all their respective material obligations and liabilities, including:

                  (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

                  (b) all material claims which, if unpaid, would by law become a Lien upon its property unless the same are contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary.

         7.8 Compliance with Laws. The Company shall, and shall cause each Subsidiary to, comply in all material respects with all material Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

         7.9 Compliance with ERISA; Canadian Plans. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code. The Company shall maintain, and cause the Canadian Borrower and each other Canadian Subsidiary to maintain, each Canadian Plan in compliance in all material respects with all Requirements of Law.

         7.10 Inspection of Property and Books and Records. The Company shall, and shall cause each Subsidiary to, maintain proper books of record and account, in which true and correct entries (sufficient to permit the preparation of consolidated financial statements in conformity with GAAP) shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, the Administrative Agent, the Canadian Agent or any Lender, at any reasonable time during normal business hours upon advance request of the Administrative Agent, the Canadian Agent or the relevant Lender, to visit and inspect the properties of the Company or any Subsidiary and to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss the affairs, finances and accounts of the Company or any Subsidiary with the appropriate officers of the Company or such Subsidiary.

         7.11 Environmental Laws. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in material compliance with all material Environmental Laws, except such as may be contested in good faith or as to which a bona fide dispute may exist.

         7.12 Use of Proceeds. The Company and the Canadian Borrower shall use the proceeds of the Loans for working capital, intercompany loans and other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document; provided that the Company and the Canadian Borrower shall not use the proceeds of any Loan to make any Acquisition if the Board of Directors of the Person to be acquired has not approved such Acquisition.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

         8.1 Financial Condition Covenants.

                  (a) Total Debt to EBITDA Ratio. The Company shall not permit the Total Debt to EBITDA Ratio for any Computation Period to be greater than
3.00 to 1.

                  (b) Interest Coverage Ratio. The Company shall not permit, as of the last day of any Computation Period, the Interest Coverage Ratio to be less than 2.50 to 1.

         8.2 Limitation on Liens. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

                  (a) any Lien existing on property of the Company or any Subsidiary on the Effective Date and set forth in Schedule 8.2 securing Indebtedness outstanding on such date, and any extension, renewal or replacement of any such Lien so long as the principal amount secured thereby is not increased and the scope of the property subject to such Lien is not extended;

                  (b) any Lien created under any Loan Document;

                  (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.7, provided that no notice of lien has been filed or recorded under the Code or any other Requirement of Law;

                  (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

                  (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (f) Liens on the property of the Company or any Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) surety bonds (excluding appeal bonds and other bonds posted in connection with court proceedings or judgments) and (iii) other non-delinquent obligations of a like nature; in each case incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

                  (g) Liens consisting of judgment or judicial attachment liens and liens securing contingent obligations on appeal bonds and other bonds posted in connection with court proceedings or judgments, provided that all such liens in the aggregate at any time outstanding for the Company and its

Subsidiaries do not exceed U.S.$5,000,000 unless, in the case of judgment and judicial attachment liens, the enforcement of such liens is effectively stayed;

                  (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, individually or in the aggregate, do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

                  (i) purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within 90 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed U.S.$5,000,000;

                  (j) Liens securing obligations in respect of capital leases on assets subject to such leases, provided that such capital leases are otherwise permitted hereunder;

                  (k) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

                  (l) Liens arising in connection with Securitization Transactions; provided that the aggregate investment or claim held at any time by all purchasers, assignees or other transferees of (or of interests in) receivables and other rights to payment in all Securitization Transactions shall not exceed U.S.$25,000,000; and

                  (m) other Liens securing Indebtedness not at any time exceeding in the aggregate U.S.$10,000,000.

         8.3 Disposition of Assets. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

                  (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

                  (b) the sale, assignment or other transfer of accounts receivable, lease receivables or other rights to payment pursuant to any Securitization Transaction; provided that the aggregate investment or claim held at any time by all purchasers, assignees or other transferees of (or of interests in) such receivables or other rights to payment shall not exceed U.S.$25,000,000;

                  (c) the sale of assets that are leased back to the Company or a Subsidiary, involving amounts not to exceed U.S.$10,000,000 in the aggregate in any fiscal year; and

                  (d) dispositions not otherwise permitted hereunder which are made for fair market value; provided that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition and (ii) the aggregate value of all assets so disposed of by the Company and its Subsidiaries in any fiscal year shall not exceed U.S.$10,000,000.

         8.4 Consolidations and Mergers. The Company shall not, and shall not permit any Subsidiary to, merge, consolidate or amalgamate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any other Person, except:

                  (a) any Subsidiary may merge or amalgamate with the Company, provided that the Company shall be the continuing or surviving corporation or, in the case of an amalgamation, the resulting corporation shall have entered into all assumption agreements and provided all further assurances as the Administrative Agent may reasonably require, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation, or the continuing or surviving corporation shall be a Wholly-Owned Subsidiary;

                  (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary; and

                  (c) any merger, amalgamation, consolidation or disposition in connection with a transaction permitted by Section 8.3 or an Acquisition permitted by Section 8.5;

provided that, notwithstanding the foregoing, so long as the HSW Mortgage Loan exists, the Company shall not permit HSW Mortgage Corp. or any direct or indirect parent thereof, other than the Company (each a "Restricted Subsidiary") to merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any other Person, except that (w) any Restricted Subsidiary may merge or consolidate with or into the Company, provided that the Company shall be the continuing or surviving corporation, (x) any Restricted Subsidiary may convey, transfer, lease or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company, (y) any Restricted Subsidiary may merge or consolidate with or into any Wholly-Owned Subsidiary of the Company (whereupon such Restricted Subsidiary shall cease to be a Restricted Subsidiary and such Wholly-Owned Subsidiary shall become a Restricted Subsidiary), and (z) any Restricted Subsidiary may convey, transfer, lease or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise), to any Wholly-Owned Subsidiary of the Company (whereupon such Restricted Subsidiary shall cease to be a Restricted Subsidiary and such Wholly-Owned Subsidiary shall become a Restricted Subsidiary).

         8.5 Loans and Investments. The Company shall not, and shall not permit any Subsidiary to, purchase or acquire, or make any commitment to purchase or acquire, any capital stock, equity interest or obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisition, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in any Person (including any Affiliate of the Company)(any of the foregoing an "Investment"), except for:

                  (a) Investments held by the Company or any Subsidiary in the form of cash equivalents or short term marketable securities;

                  (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

                  (c) Investments by the Company in any of its Subsidiaries or by any of its Subsidiaries to another of its Subsidiaries;

                  (d) other Investments (including those incurred in order to consummate Acquisitions not otherwise prohibited herein), provided that no Event of Default or Unmatured Event of Default exists or will result therefrom;

                  (e) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations;

                  (f) pledges or deposits required in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other social security legislation;

                  (g) advances, loans or extensions of credit to suppliers in the ordinary course of business by the Company and its Subsidiaries;

                  (h) advances, loans or extensions of credit in the ordinary course of business by the Company and its Subsidiaries to employees of the Company and its Subsidiaries;

                  (i) repurchases by the Company of its common stock to the extent permitted by Section 8.10; and

                  (j) loans to an employee stock ownership plan established by the Company, the proceeds of which are used solely to purchase stock of the Company.

         8.6 Limitation on Subsidiary Indebtedness. The Company shall not permit its Subsidiaries to create, incur, assume or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness (other than Indebtedness owing to the Company or another Subsidiary) (but including any deferred promissory notes (the "Deferred Notes") issued by a Subsidiary pursuant to the Company's Agreement of Purchase and Sale with the shareholders of Tamming Foods Ltd. in the original amount of C$21,000,000) at any time outstanding in an aggregate amount not to exceed the excess of (i) U.S.$65,000,000 over (ii) to the extent not constituting Indebtedness, obligations of its Subsidiaries in respect of Securitization Transactions to the extent of the aggregate investment or claim held at any time by purchasers, assignees or other transferees of (or of interests in) receivables and other rights to payment in Securitization Transactions, provided that the Company shall not permit HSW Mortgage Corp. to create, incur, assume or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness.

         8.7 Transactions with Affiliates. The Company shall not, and shall not permit any Subsidiary to, enter into any transaction with any Affiliate of the Company (other than the Company or a Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

         8.8 Use of Proceeds. The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock or (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock.

         8.9 Swap Contracts. The Company shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any obligations under Swap Contracts except for Permitted Swap Obligations.

         8.10 Restricted Payments. The Company shall not (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or (ii) purchase, redeem or otherwise acquire for value, or permit any Subsidiary to purchase or otherwise acquire for value, any shares of the Company's capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, except that:

                  (a) the Company may declare and make dividend payments or other distributions payable solely in its common stock;

                  (b) the Company may purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock;

                  (c) so long as (1) no Event of Default or Unmatured Event of Default exists or would result therefrom and (2) the Company's consolidated stockholders' equity, after giving effect thereto, is not less than U.S.$125,000,000, the Company may (x) declare and pay cash dividends to its stockholders; and (y) purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire such shares; and

                  (d) HSW Mortgage Corp. may declare and pay cash dividends to the holders of its 10% Series A Cumulative Preferred Stock in an aggregate amount not exceeding U.S.$15,000 in any fiscal year.

         8.11 ERISA. The Company shall not, and shall not permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in liability of the Company in an aggregate amount in excess of U.S.$5,000,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         8.12 Change in Business. The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof.

         8.13 Accounting Changes. The Company shall not, and shall not permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP.

         8.14 HSW Mortgage Loan. So long as the HSW Mortgage Loan exists, the Company shall not, and shall not permit any Subsidiary to, sell or otherwise dispose of any of its interest in any Restricted Subsidiary, except as permitted by Section 8.4. The Company shall not permit HSW Mortgage Corp. to sell or otherwise dispose of or encumber any of its rights under or in respect of the HSW Mortgage Loan or the related deed of trust existing on the date hereof, except for releases of liens under the deed of trust securing the HSW Mortgage Loan in connection with dispositions of assets otherwise permitted under Section 8.3.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         9.1 Event of Default. Any of the following shall constitute an "Event of Default":

                  (a) Non-Payment. The Company or the Canadian Borrower fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or of any Canadian Bankers' Acceptance or any Canadian BA Equivalent Note or of any L/C Obligation, or (ii) within three Business Days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document.

                  (b) Representation or Warranty. Any representation or warranty by the Company or the Canadian Borrower or any Subsidiary made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary or any Responsible Officer furnished at any time under this Agreement or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made.

                  (c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in any of subsection 7.3(a),
Section 8.2, 8.3, 8.4, 8.8, 8.11 or 8.13.

                  (d) Other Defaults. The Company or the Canadian Borrower fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the date upon which written notice thereof is given to the Company by the Administrative Agent, the Canadian Agent or any Lender.

                  (e) Cross-Default. The Company, the Canadian Borrower or any Subsidiary (A) fails to make any payment in respect of any Material Financial Obligations when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition shall exist, under any agreement or instrument relating to any such Material Financial Obligations, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Material Financial Obligations or beneficiary or beneficiaries of such Material Financial Obligations (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Material Financial Obligations to become due and payable prior to its stated maturity, or such Material Financial Obligations to become payable or cash collateral in respect thereof to be demanded.

                  (f) Insolvency; Voluntary Proceedings. The Company, the Canadian Borrower or any Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing.

                  (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company, the Canadian Borrower or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against a substantial part of the Company's, the Canadian Borrower's or any Subsidiary's properties, and such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy;

(ii) the Company, the Canadian Borrower or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding with respect to the Company, the Canadian Borrower or such Subsidiary; or (iii) the Company, the Canadian Borrower or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business.

                  (h) ERISA; Canadian Plans. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of U.S.$5,000,000; (ii) a contribution failure shall occur with respect to a Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; (iii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds U.S.$5,000,000; (iv) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period (or any period during which (x) the Company is permitted to contest its obligation to make such payment without incurring any liability (other than interest) or penalty and (y) the Company is contesting such obligation in good faith and by appropriate proceedings), any installment payment with respect to its withdrawal liability under Section 4201 of ERISA or any contribution obligation under Section 4243 of ERISA, in each case under a Multiemployer Plan in an aggregate amount in excess of U.S.$5,000,000; or (v) the Canadian Borrower or any other Person shall institute steps to terminate a Canadian Plan if as a result of such termination, the Company or the Canadian Borrower could be required to make a contribution to such Canadian Plan, or could incur a liability or obligation to such Canadian Plan, in excess of C$5,000,000.

                  (i) Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company, the Canadian Borrower or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions of U.S.$10,000,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of 30 days after the entry thereof.

                  (j) Change of Control.  Any Change of Control occurs.

         9.2 Remedies. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders,

                  (a) declare the commitment of each Lender to make any Credit Extension (including any obligation of each Issuing Lender to Issue any Letter of Credit) to be terminated, whereupon such commitments and obligation shall be terminated;

                  (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under all outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company;

                  (c) demand that the Company immediately provide Cash Collateral to the Administrative Agent in an amount equal to the maximum amount then available to be drawn under all

Letters of Credit, whereupon the Company shall become immediately obligated to provide such Cash Collateral;

                  (d) demand that the Canadian Borrower immediately provide Cash Collateral to the Canadian Agent in an amount equal to the face amount of all outstanding Canadian Bankers' Acceptances and Canadian BA Equivalent Notes, whereupon the Canadian Borrower shall become immediately obligated to provide such Cash Collateral; and

                  (e) exercise on behalf of itself and the Lenders all other rights and remedies available to it and the Lenders under the Loan Documents or Applicable Law;

provided, however, that upon the occurrence of any event specified in subsection
(f) or (g) of Section 9.1 (in the case of clause (i) of subsection (g), upon the expiration of the 60-day period mentioned therein), the obligation of each Lender to make Credit Extensions (including any obligation of each Issuing Lender to Issue Letters of Credit) shall automatically terminate and the unpaid principal amount of all outstanding Loans and all other Obligations shall automatically become due and payable, the Company shall automatically become obligated to provide Cash Collateral in the amounts set forth in clause (c) above and the Canadian Borrower shall automatically become obligated to provide Cash Collateral in the amounts set forth in clause (d) above, in each case without further act of either Agent, the Issuing Lender or any other Lender.

         9.3 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                                    ARTICLE X

                                   THE AGENTS

         10.1 Appointment and Authorization. (a) Each Lender hereby irrevocably (subject to Section 10.9) appoints, designates and authorizes each Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, neither Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall either Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against either Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to either Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                  (b) Each Issuing Lender shall act on behalf of the U.S. Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required U.S. Lenders to act for such Issuing Lender with respect thereto; provided, however, that each Issuing Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article X with respect to any acts taken or omissions suffered by such Issuing Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article X, included such Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to such Issuing Lender.

         10.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         10.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable to any Lender for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by either Borrower or any Subsidiary or Affiliate of either Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by either Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of either Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of either Borrower or any of the Company's Subsidiaries or Affiliates.

         10.4 Reliance by Agents. (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to either Borrower), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

                  (b) For purposes of determining compliance with the conditions specified in Section 5.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by either Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         10.5 Notice of Default. Neither Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to such Agent for the account of the Lenders, unless such Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice

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

is a "notice of default". If either Agent receives such a notice, such Agent will notify the Lenders of its receipt of such notice. Each Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with this Article X; provided, however, that unless and until such Agent has received any such request, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

         10.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by either Agent hereafter taken, including any review of the affairs of the Borrowers and their Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by an Agent, neither Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of either Borrower which may come into the possession of any Agent-Related Person.

         10.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of the Indemnified Liabilities to the extent resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive the termination of this Agreement, the payment of all Obligations and the resignation or replacement of either Agent.

         10.8 Agent in Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrowers and their Subsidiaries and Affiliates as though Bank of America were not the Administrative Agent or an Issuing Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Borrowers or their Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that neither Agent shall be under any

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

obligation to provide such information to them. With respect to their respective Loans, Bank of America and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent or an Issuing Lender.

         10.9 Successor Agent. Either Agent may, and at the request of the Required Lenders shall, resign as Agent upon 30 days' notice to the Lenders. If either Agent resigns under this Agreement, the Required Lenders (with, so long as no Event of Default exists, the consent of the Company, which shall not be unreasonably withheld or delayed) shall appoint from among the Lenders or Affiliates of Lenders a successor Administrative Agent or Canadian Agent, as applicable, for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the applicable Agent, such Agent may appoint, after consulting with the Lenders and the Company, a successor agent from among the Lenders or Affiliates of Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Administrative Agent" or "Canadian Agent", as applicable, shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Article X and Sections 11.4 and 11.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement. If no successor agent has accepted appointment as the applicable Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders (or, in the case of the Canadian Agent, the Canadian Lenders) shall perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, Bank of America may not be removed as the Administrative Agent at the request of the Required Lenders unless Bank of America shall also simultaneously be replaced as the Canadian Agent, a "Canadian Lender" and an "Issuing Lender" hereunder pursuant to documentation in form and substance reasonably satisfactory to Bank of America. Any successor Canadian Agent shall be a Canadian Lender or an Eligible Assignee with respect to the Canadian Commitments and Canadian Loans.

         10.10 Withholding Tax. (a) If any U.S. Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such U.S. Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such U.S. Lender agrees with and in favor of the Administrative Agent, to deliver to the Administrative Agent:

                  (i) if such U.S. Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Form W-8BEN (or any successor forms) before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                  (ii) if such U.S. Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such U.S. Lender, two properly completed and executed copies of IRS Form W-8ECI (or any successor form) before the payment of any interest is due in the first taxable year of such U.S. Lender and in each succeeding taxable year of such U.S. Lender during which interest may be paid under this Agreement; and

                  (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Each such U.S. Lender agrees to promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

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

                  (b) If any U.S. Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN (or any successor form) and such U.S. Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such U.S. Lender, such U.S. Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such U.S. Lender. To the extent of such percentage amount, the Administrative Agent will treat such U.S. Lender's IRS Form W-8BEN (or any successor form) as no longer valid.

                  (c) If any U.S. Lender claiming exemption from United States withholding tax by filing IRS Form W-8ECI (or any successor form) with the Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such U.S. Lender, such U.S. Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (d) If any U.S. Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such U.S. Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to such U.S. Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (e) If the IRS or the Canada Customs and Revenue Agency or any other Governmental Authority of the United States, Canada or any other jurisdiction asserts a claim that an Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the applicable Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify such Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to such Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of either Agent.

         10.11 Other Agents. No Lender identified herein as a "Documentation Agent" or a "Syndication Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, no Lender so identified as a "Documentation Agent" or a "Syndication Agent" shall have or be deemed to have any fiduciary relationship with any other party to this Agreement by virtue of such identification. Each party hereto acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


                                   ARTICLE XI

                             GUARANTY BY THE COMPANY

         11.1 Guaranty. The Company hereby absolutely, unconditionally and irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Canadian Loan of the Canadian Borrower, and the full and punctual payment of all other amounts payable by the Canadian Borrower under this Agreement. Upon failure by the Canadian Borrower to pay punctually any such amount, the Company shall forthwith on demand pay the amount

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

not so paid at the place, in the currency and in the manner specified in this Agreement. In addition (and without limiting the foregoing), upon any Loan to the Canadian Borrower being declared or otherwise becoming immediately due and payable pursuant to Section 9.2, the Company shall forthwith on demand pay all amounts payable in respect of such Canadian Loan at the place, in the currency and in the manner specified in this Agreement.

         11.2 Guaranty Unconditional. The obligations of the Company under this
Article XI shall be absolute, unconditional and irrevocable and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

         (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Canadian Borrower under this Agreement or any other Loan Document, by operation of law or otherwise;

         (b) any modification or amendment of or supplement to this Agreement or any other Loan Document;

         (c) any release, impairment, non-perfection or invalidity of any other guaranty or of any direct or indirect security for any obligation of the Canadian Borrower under this Agreement or any other Loan Document;

         (d) any change in the corporate existence, structure or ownership of the Canadian Borrower or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Canadian Borrower or the Canadian Borrower's assets or any resulting release or discharge of any obligation of the Canadian Borrower contained in this Agreement or any other Loan Document;

         (e) the existence of any claim, set-off or other right which the Company may have at any time against the Canadian Borrower, either Agent, any Lender or any other Person, whether in connection herewith or any unrelated transaction, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

         (f) any invalidity or unenforceability relating to or against the Canadian Borrower for any reason of this Agreement or any other Loan Document, or any provision of Applicable Law purporting to prohibit the payment by the Canadian Borrower of the principal of or interest on any other Loan Document or any other amount payable by the Canadian Borrower under this Agreement; or

         (g) any other act or omission to act or delay of any kind by the Canadian Borrower, either Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Company's obligations as guarantor hereunder.

         11.3 Discharge only upon Payment in Full; Reinstatement in Certain Circumstances. The Company's obligations as guarantor hereunder shall remain in full force and effect until the Commitments shall have terminated and all obligations of the Canadian Borrower under this Agreement and each other Loan Document shall have been paid in full. If at any time any payment of principal, interest or any other amount payable by the Canadian Borrower under this Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Canadian Borrower or otherwise, the Company's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

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

         11.4 Waiver by the Company. The Company irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided otherwise for herein, as well as any requirement that at any time any action be taken by any Person against the Canadian Borrower or any other Person. The Company further hereby waives the benefits of all provisions of Applicable Law permitting or providing for discharge of the liability and obligation of the Company as guarantor hereunder based on the action or failure to act by either Agent or any Lender with respect to the enforcement of the obligations and liability guaranteed hereby against the Canadian Borrower or its property. Without limiting the foregoing, the Company hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9, inclusive.

         11.5 Subrogation. Notwithstanding any payment made by or for the account of the Canadian Borrower pursuant to this Article XI, the Company shall not be subrogated to any right of either Agent or any Lender until such time as the Agents and the Lenders shall have received final payment in cash of the full amount of all obligations of the Canadian Borrower hereunder.

         11.6 Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Canadian Borrower under this Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Canadian Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.


                                   ARTICLE XII

                                  MISCELLANEOUS

         12.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by either Borrower or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent at the written request of the Required Lenders) and the Company and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment or consent shall, unless in writing and signed by all Lenders and the Company and acknowledged by the Administrative Agent, do any of the following:

                  (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.2);

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on, any Loan, or reduce any fees (other than the fees referred to in subsection 2.12(a) or subsections 3.8(c) and (d)) or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder; or

                  (e) amend this Section or any other provision herein expressly providing for consent or other action by all Lenders;

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

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable Issuing Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of such Issuing Lender under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the applicable Agent in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of either Agent under this Agreement or any other Loan Document, (iii) no provision affecting Canadian Lenders in their capacity as such shall be amended, modified or waived without the written consent of the Required Canadian Lenders, and (iv) no release of the Company's guaranty contained in Article XI may be effected without the written consent of the Canadian Agent and all Canadian Lenders.

         12.2 Notices. (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company or the Canadian Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 12.2, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 12.2; or to such other address as shall be designated by such party in a written notice to the other parties.

                  (b) All such notices, requests, consents, approvals, waivers and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II, III or X to an Agent shall not be effective until actually received by such Agent and notices pursuant to
Article III to the applicable Issuing Lender shall not be effective until actually received by such Issuing Lender at the address specified for such "Issuing Lender" on Schedule 12.2.

                  (c) Any agreement of the Agents and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrowers. The Agents and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by a Borrower to give such notice and the Agents and the Lenders shall not have any liability to the Borrowers or any other Person on account of any action taken or not taken by the Agents or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrowers to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agents and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agents and the Lenders of a confirmation which is at variance with the terms understood by the Agents and the Lenders to be contained in the telephonic or facsimile notice.

         12.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of either Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         12.4 Costs and Expenses. The Company shall:

                  (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse Agents, the Issuing Lender and the Arranger within ten Business Days after demand (subject to subsection 5.1(e)) for (i) all costs and expenses incurred by the Agents, the Issuing Lender and the

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

Arranger in connection with the negotiation, development, preparation, delivery, syndication, documentation, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other document prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including Attorney Costs incurred by the Agents, the Issuing Lender and the Arranger with respect thereto and (ii) the Attorney Costs of the Canadian Lenders in connection with the negotiation, documentation and execution of this Agreement, any other Loan Document and any other document prepared in connection herewith or therewith on or before the Effective Date; and

                  (b) pay or reimburse each Agent, the Arranger and each Lender within ten Business Days after demand for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

         12.5 Company Indemnification. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons and each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of either Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive the termination of this Agreement and the payment of all other Obligations.

         12.6 Payments Set Aside. To the extent that a Borrower makes a payment to the Agents or the Lenders, or either Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, a receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then
(a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the applicable Agent upon demand its pro rata share of any amount so recovered from or repaid by such Agent.

         12.7 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their rights or obligations under this Agreement without the prior written consent of the Agents and each Lender.

         12.8 Assignments, Participations, etc. (a) Any Lender may, with the written consent of the Company (which consent shall not be required during the existence of an Event of Default), the

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

Administrative Agent (and in the case of Canadian Commitments and Canadian Loans, the Canadian Agent) and each Issuing Lender, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company, the Administrative Agent, the Canadian Agent or any Issuing Lender shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum amount of U.S.$5,000,000 (in the case of U.S. Loans, U.S. Commitments or L/C Obligations) or C$5,000,000 (in the case of Canadian Loans or Canadian Commitments) (or, if less, the amount of such Lender's Commitment); provided, however, that the Company, the Administrative Agent and the Canadian Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Administrative Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Company and the Administrative Agent an Assignment and Acceptance in the form of Exhibit D ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and
(iii) such Lender or the Assignee has paid to the Administrative Agent a processing fee in the amount of U.S.$3,500.

                  (b) From and after the date that the Administrative Agent notifies the assignor Lender that it has received and provided its consent (and, to the extent required, received the consent of the Canadian Agent, each Issuing Lender and the Company) with respect to an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

                  (c) Within five Business Days after the effectiveness of any Assignment and Acceptance pursuant to subsection 12.8(a)), the applicable Borrower shall, upon request, execute and deliver to the Administrative Agent a new Note evidencing the applicable Assignee's assigned Loans and Commitment and, if the assignor Lender has retained a portion of its Loans and its Commitment, a replacement Note in the principal amount of the Commitment retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by the assignor Lender). Immediately upon the effectiveness of any Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and/or the resulting adjustment of the Commitments arising therefrom.

                  (d) Any Lender may at any time, with notice to the Company, sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Commitment of such Lender and the other interests of such Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Company, each Issuing Lender, the Canadian Agent and the Administrative Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which a Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section 12.1. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 4.1, 4.3,

4.4 and 12.5 as though it were also a Lender hereunder (provided that no Participant shall be entitled to any greater amount pursuant to such Sections than the originating Lender would have been entitled to receive if no such participation had been sold), and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                  (e) Notwithstanding any other provision in this Agreement, any U.S. Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under Applicable Law.

         12.9 Confidentiality. Each Lender agrees to take, and to cause its Affiliates to take, normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by an Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither such Lender nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Lender, or
(ii) was or becomes available on a non-confidential basis from a source other than a Borrower, provided that such source is not bound by a confidentiality agreement with a Borrower or any Subsidiary known to such Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law;
(D) to the extent reasonably required in connection with any litigation or proceeding to which either Agent or any Lender or any of their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors on a confidential basis; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; (H) as to any Lender or any of its Affiliates, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which a Borrower or any Subsidiary is party or is deemed party with such Lender or such Affiliate; and
(I) to its Affiliates on a confidential basis.

         12.10 Set-off. In addition to any rights and remedies of the Lenders provided by law, if an Unmatured Event of Default under subsection 9.1(a), (f) or (g) or any Event of Default exists, each Lender is authorized at any time and from time to time, without prior notice to the Borrowers, any such notice being expressly waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of either Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not either Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         12.11 Notification of Addresses, Lending Offices, Etc. Each Lender shall notify the Administrative Agent in writing of any change in the address to which notices to such Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

         12.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall be deemed to constitute but one and the same instrument.

         12.13 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         12.14 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Lenders, the Agents and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

         12.15 Governing Law and Jurisdiction. (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NORTH CAROLINA OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF NORTH CAROLINA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS, THE AGENTS AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE BORROWERS, THE AGENTS AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWERS, THE AGENTS AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NORTH CAROLINA LAW.

         12.16 Waiver of Jury Trial. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE BORROWERS, THE LENDERS AND THE AGENTS EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE BORROWERS,

THE LENDERS AND THE AGENTS EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         12.17 Pari Passu Obligations. The Company hereby acknowledges and agrees that the obligations of the Company with respect to the Deferred Notes (including, without limitation, under any guarantee thereof) shall be pari passu in right of payment, liens (if any) or other security (if any) with the Obligations.

         12.18 Judgment. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal and customary banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to either Agent or any Lender hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by such Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, such Agent or such Lender may in accordance with normal and customary banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to such Agent or such Lender in the Agreement Currency, the applicable Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or such Lender against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to such Agent or such Lender in such currency, such Agent or such Lender agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under Applicable Law).

         12.19 Entire Agreement. This Agreement, together with the other Loan Documents (and the Fee Letter referred in subsection 2.12(a)), embodies the entire agreement and understanding among the Borrowers, the Lenders and the Agents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   LANCE, INC.


                                   By:     /s/ B. Clyde Preslar
                                       -----------------------------------------
                                   Title:  Vice President & Secretary



                                   LANFIN INVESTMENTS INC.


                                   By:     /s/ B. Clyde Preslar
                                       -----------------------------------------
                                   Title:  Vice President, Treasurer & Secretary

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent


                                        By:     /s/ William F. Sweeney
                                            ------------------------------------
                                        Title:  Managing Director


BANK OF AMERICA,  NATIONAL ASSOCIATION, as an Issuing Lender and a U.S. Lender


                                        By:     /s/ William F. Sweeney
                                            ------------------------------------
                                        Title:  Managing Director

                                        FIRST UNION NATIONAL BANK,
                                        as Syndication Agent and a U.S. Lender


                                        By:     /s/ Sarah T. Warren
                                            ------------------------------------
                                        Title:  Vice President

                                        FLEET NATIONAL BANK,
                                        as Documentation Agent and a U.S. Lender


                                        By:     /s/ John D. Webb
                                            ------------------------------------
                                        Title:  Senior Vice President

                                       BANK OF AMERICA, NATIONAL ASSOCIATION,
                                       acting through its Canada Branch, as
                                       Canadian Agent and a Canadian Lender


                                       By:     /s/ Nelson Lam
                                           -------------------------------------
                                       Title:  Vice President

CONGRESS FINANCIAL CORPORATION (CANADA), as a Canadian Lender


                                       By:     /s/ Harry Rosenfeld
                                           -------------------------------------
                                       Title:  Senior Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender


                                       By:     /s/ Garry W. Schlaht
                                           -------------------------------------
                                       Title:  Manager Commercial Credit

                                  SCHEDULE 2.1

                                U.S. COMMITMENTS
                            AND U.S. PRO RATA SHARES


--------------------------------------------------------------------------------

U.S. Lender                             U.S. Commitment      U.S. Pro Rata Share
--------------------------------------------------------------------------------

Bank of America, National Association   U.S.$20,000,000.00   33.333333333%
--------------------------------------------------------------------------------

First Union National Bank               U.S.$20,000,000.00   33.333333333%
--------------------------------------------------------------------------------

Fleet National Bank                     U.S.$20,000,000.00   33.333333333%
--------------------------------------------------------------------------------

TOTAL                                   U.S.$60,000,000.00   100.000000000%
--------------------------------------------------------------------------------

                                  SCHEDULE 2.2

                              CANADIAN COMMITMENTS
                          AND CANADIAN PRO RATA SHARES

--------------------------------------------------------------------------------

                                             Canadian              Canadian
Canadian Lender                             Commitment          Pro Rata Share
--------------------------------------------------------------------------------

Bank of America, National Association     C$8,333,334.00        33.333333333%
--------------------------------------------------------------------------------

Congress Financial Corporation (Canada)   C$8,333,333.00        33.333333333%
--------------------------------------------------------------------------------

Canadian Imperial Bank of Commerce        C$8,333,333.00        33.333333333%
--------------------------------------------------------------------------------

TOTAL                                     C$25,000,000.00       100.000000000%
--------------------------------------------------------------------------------

                                  SCHEDULE 12.2


                     OFFSHORE AND DOMESTIC LENDING OFFICES,
                              ADDRESSES FOR NOTICES



LANCE, INC.
-----------
Mr. B. Clyde Preslar
Vice President and Chief Financial Officer
P.O. Box 32368
8600 South Boulevard
Charlotte, N.C.  28273

Telephone: (704) 554-1421
Facsimile: (704) 554-5562


LANFIN INVESTMENTS INC.
-----------------------
Mr. B. Clyde Preslar
Vice President and Treasurer
P.O. Box 32368
8600 South Boulevard
Charlotte, N.C.  28273

Telephone: (704) 554-1421
Facsimile: (704) 554-5562


BANK OF AMERICA, N.A.,
---------------------
  as Administrative Agent

Bank of America, N.A.
1850 Gateway Boulevard
Concord, CA 94520
Attention: Wes Oldham
Telephone: (925) 675-8409
Facsimile: (888) 969-9320

Administrative Agent's Payment Office:

Bank of America, N.A.
1850 Gateway Boulevard
Concord, CA 94520
Attention: Wes Oldham
Telephone: (925) 675-8409
Facsimile: (888) 969-9320

For Credit To:
Reference: Lance, Inc.

BANK OF AMERICA, N.A.,
---------------------
  as an Issuing Lender and as a Lender

Domestic and Offshore Lending Office:

Bank of America, N.A.
1850 Gateway Boulevard
Concord, CA 94520
Attention: Wes Oldham
Telephone: (925) 675-8409
Facsimile: (888) 969-9320

Notices (other than borrowing notices and Notices of Conversion/Continuation):

Bank of America, N.A.
231 South LaSalle Street
Chicago, Illinois 60697
Attention: William Sweeney
Telephone: 312-828-1843
Facsimile: 312-987-1276

FIRST UNION NATIONAL BANK,
-------------------------
  as Syndication Agent and a Lender

Domestic and Offshore Lending Office:

FIRST UNION NATIONAL BANK
201 South College Street
Charlotte, NC 28277

Credit and Draft Documentation Contact:

Attention: Sarah T. Warren
Vice President
301 South College Street
Charlotte, NC 28288
Telephone: (704) 383-4498
Facsimile: (704) 383-6647

Operations Contact:

Attention: Erika Myers
Loan Portfolio Analyst
201 South College Street
Charlotte, NC 28288
Telephone: (704) 383-0296
Facsimile: (704) 383-7999

FLEET NATIONAL BANK,
-------------------
  as Documentation Agent and a Lender

Domestic and Offshore Lending Office:

FLEET NATIONAL BANK
111 Westminster Street
Providence, RI 02903

Operations and Letter of Credit Contact:

Attention: Janet LaPlante
Loan Administrator
Telephone: (401) 278-3276
Facsimile: (401) 278-3444

Credit and Draft Documentation Contact:

Attention: John D. Webb
Senior Vice President
Telephone: (401) 278-6486
Facsimile: (401) 278-5726

BANK OF AMERICA, N.A.,
---------------------
  as Canadian Agent and a Canadian Lender

Lending Office:

BANK OF AMERICA, N.A.
200 Front Street W
Toronto ON
Canada M5V 3L2

Attention: Medina Sales De Andrade
Telephone: (416) 349-5433
Facsimile: (416) 349-4283

CONGRESS FINANCIAL CORPORATION (CANADA),
---------------------------------------
  as a Canadian Lender

Lending Office:

CONGRESS FINANCIAL CORPORATION (CANADA)
141 Adelaide Street West, Suite 1500
Toronto, Ontario M5H 3L9
Attention: Harry Rosenfeld
Telephone: 416-364-8177
Facsimile: 416-364-8165

Credit and Draft Documentation Contact:

Attention: Sarah T. Warren
Vice President
First Union National Bank
301 South College Street
Charlotte, NC 28288
Telephone: (704) 383-4498
Facsimile: (704) 383-6647

CANADIAN IMPERIAL BANK OF COMMERCE,
----------------------------------
  as a Canadian Lender

Lending Office:

CANADIAN IMPERIAL BANK OF COMMERCE
1 King Street East, Suite 200
Kitchener, Ontario N2H 6N2

Operations and Letter of Credit Contact:

Attention: Julie Ballantyne
Corporate Support
Jeannie Harris
Client Support

40 Dundas Street West
Commerce Court Postal Station
Toronto, Ontario M5L 1A2
Telephone: (416) 542-4504
Facsimile: (416) 980-5855

Credit and Draft Documentation Contact:

Attention: Garry Schlaht
Manager, Commercial Credit
1 King Street East, Suite 200
Kitchener, Ontario N2H 6N2
Telephone: (519) 742-6294
Facsimile: (519) 742-0668

                                   EXHIBIT A-1

                                     FORM OF
                            NOTICE OF U.S. BORROWING


Date:

To:      Bank of America, National Association, as Administrative Agent under the Second Amended and Restated Credit Agreement, dated as of February 8, 2002 (as amended from time to time, the "Credit Agreement"), among Lance, Inc., Lanfin Investments Inc., various financial institutions, and Bank of America, National Association, as Administrative Agent and Canadian Agent.

Ladies and Gentlemen:

         The undersigned, Lance, Inc. (the "Company"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 2.4 of the Credit Agreement, of the Borrowing specified below:

         1   The Business Day of the proposed Borrowing is _____________, _____.

         2   The Borrowing is to be comprised of [U.S. Base Rate] [Offshore
Rate] Loans.

         3   The aggregate amount of the proposed Borrowing is U.S.$___________.

         [4. The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be _________ months.]

         The Company certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date);

         (b) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such proposed Borrowing; and

         (c) the proposed Borrowing will not cause the Total U.S. Outstandings to exceed the Aggregate U.S. Commitment.


                                            LANCE, INC.

                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------

                                   EXHIBIT A-2

                                     FORM OF
                          NOTICE OF CANADIAN BORROWING


Date:

To:      Bank of America, National Association, as Canadian Agent under the \
Second Amended and Restated Credit Agreement, dated as of February 8, 2002 (as amended from time to time, the "Credit Agreement"), among Lance, Inc., Lanfin Investments Inc., various financial institutions, and Bank of America, National Association, as Administrative Agent and Canadian Agent.

Ladies and Gentlemen:

         The undersigned, Lanfin Investments Inc. (the "Canadian Borrower"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section
2.6 of the Credit Agreement, of the Borrowing specified below:

         1.  The Business Day of the proposed Borrowing is ______________, ____.

         2.  The Borrowing is to be comprised of Canadian Prime Rate Loans.

         3.  The aggregate amount of the proposed Borrowing is  C$____________.

         The Canadian Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date);

         (b) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such proposed Borrowing; and

                  (c) the proposed Borrowing will not cause the Total Canadian Outstandings to exceed Aggregate Canadian Commitment.

                                            LANFIN INVESTMENTS INC.

                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------

                                   EXHIBIT A-3

                                     FORM OF
                         NOTICE OF CANADIAN BA BORROWING

Date:

To:      Bank of America, National Association, as Canadian Agent under the
Second Amended and Restated Credit Agreement, dated as of February 8, 2002 (as amended from time to time, the "Credit Agreement"), among Lance, Inc., Lanfin Investments Inc., various financial institutions, and Bank of America, National Association, as Administrative Agent and Canadian Agent.

Ladies and Gentlemen:

         The undersigned, Lanfin Investments Inc. (the "Canadian Borrower"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section
2.7 of the Credit Agreement of the Canadian BA Borrowing specified below:

         1.  The Business Day of the proposed Borrowing is ______________, ____.

         2.  The aggregate amount of the Canadian BA Borrowing is C$___________.

         3. The maturity date for the Canadian Bankers Acceptances and Canadian BA Equivalent Notes included in the Borrowing is ____________, ____.

         The Canadian Borrower certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date);

         (b) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such proposed Borrowing; and

         (c) the proposed Borrowing will not cause the Total Canadian Outstandings to exceed the Aggregate Canadian Commitment.

                                            LANFIN INVESTMENTS INC.

                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------

                                    EXHIBIT B

                                     FORM OF
                        NOTICE OF CONVERSION/CONTINUATION
                                  OF U.S. LOANS

Date:

To:      Bank of America, National Association, as Administrative Agent under the Second Amended and Restated Credit Agreement, dated as of February 8, 2002 (as amended from time to time, the "Credit Agreement"), among Lance, Inc., Lanfin Investments Inc., various financial institutions, and Bank of America, National Association, as Administrative Agent and Canadian Agent.

Ladies and Gentlemen:

         The undersigned, Lance, Inc. (the "Company"), refers to the Credit Agreement (terms defined therein being used herein as therein defined) and hereby gives you notice irrevocably, pursuant to Section 2.5 of the Credit Agreement, with respect to the [conversion] [continuation] of the U.S. Loans specified herein, that:

         1.  The Conversion/Continuation Date is _________________, _____.

         2. The aggregate amount of the U.S. Loans to be [converted] [continued] is U.S.$______________.

         3. The U.S. Loans are to be [converted into] [continued as] [Offshore Rate] [U.S. Base Rate] Loans.

         [4. The duration of the Interest Period for the Offshore Rate Loans included in the [conversion] [continuation] shall be months.]

         The Company certifies that on the date hereof, and on the proposed Conversion/Continuation Date both before and after giving effect thereto, no Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

                                             LANCE, INC.

                                             By:
                                                 -------------------------------

                                             Title:
                                                    ----------------------------

                                    EXHIBIT C

                                     FORM OF
                             COMPLIANCE CERTIFICATE


To:      Bank of America, National Association, as Administrative Agent and
Canadian Agent and the Lenders which are party to the Credit Agreement referred to below

         Reference is made to the Second Amended and Restated Credit Agreement dated as of February 8, 2002 (as amended or otherwise modified from time to time, the "Credit Agreement") among Lance, Inc. (the "Company"), Lanfin Investments Inc., various financial institutions, and Bank of America, National Association, as Administrative Agent and Canadian Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

II. Reports. Enclosed herewith is a copy of the Company's most recent [Form 10-Q/Form 10-K] filed with the SEC, which includes the [annual audited/quarterly] report of the Company as at __________, ____ (the "Computation Date"). This report fairly presents, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments) the consolidated financial position of the Company and its Subsidiaries, as of the Computation Date and for the period then ended.

III Financial Tests. The Company hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit
Agreement:

         A.       Subsection 8.1(a) Total Debt to EBITDA Ratio
                  --------------------------------------------

         (1)      Total Indebtedness as of the last
                  day of the Computation Period
                  ending on the Computation Date:                      $_____

         (2)      EBITDA for the Computation Period
                  ending on the Computation Date                       $_____

         (3)      Ratio of Item (1)                            __._%
                  to Item (2):

         (4)      Maximum ratio allowed:    3.00 to 1

         B.       Subsection 8.1(b)  Interest Coverage Ratio
                  ------------------------------------------

         (1)      EBIT for the Computation Period
                  ending on the Computation Date:             $_____

         (2)      Interest Expense for the
                  Computation Period ending on
                  the Computation Date:                       $_____

         (3)      Ratio of Item (1)                                   _.__%
                  to Item (2):

         (4)      Minimum ratio allowed:    2.50 to 1


         IV Defaults. The Company hereby further certifies and warrants to you as of the date of the filing of the [Form 10-Q/Form 10-K] referred to in clause I that no Event of Default or Unmatured Event of Default has occurred and is continuing.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered by its duly authorized officer this __________________ day of _____________, ____.

                                              LANCE, INC.

                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

                                    EXHIBIT D

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


         This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of ____________, ____ is made between ___________________
(the "Assignor") and ______________________(the "Assignee").


                                    RECITALS

                  The Assignor is party to the Second Amended and Restated Credit Agreement dated as of February 8, 2002 (as amended or otherwise modified from time to time, the "Credit Agreement") among Lance, Inc. (the "Company"), Lanfin Investments Inc., various financial institutions, and Bank of America, National Association, as Administrative Agent and Canadian Agent. Terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement.

                  The Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of the [U.S.][Canadian] Commitment, the [U.S.][Canadian] Loans[, the L/C Obligations] and the other rights and obligations of the Assignor in connection therewith, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor, in each case on the terms and subject to the conditions of this Assignment and Acceptance.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1        Assignment and Acceptance.
                  -------------------------

                  (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance), __% of the Assignor's [U.S.][Canadian] Commitment, together with a corresponding portion of the Assignor's outstanding [U.S.][Canadian] Loans[, L/C Obligations] and all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement (all of the foregoing being herein called the "Assigned Rights and Obligations").

                  (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a [U.S.][Canadian] Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a [U.S.][Canadian] Lender. It is the intent of the parties hereto that the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, that the Assignor shall not relinquish its rights under Article IV or Sections 12.4 or 12.5 of the Credit Agreement in respect of the Assigned Rights and Obligations to the extent such rights relate to the time prior to the Effective Date.

                  (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's [U.S.][Canadian] Commitment will be [U.S.][C]$__________ and the Assignor's Commitment will be [U.S.][C]$__________.

         2        Payments.
                  --------

                  (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to the principal amount of all outstanding and funded [U.S.][Canadian] Loans and participations included within the Assigned Rights and Obligations.

                  (b) The [Assignor] [Assignee] further agrees to pay to the Administrative Agent a processing fee in the amount specified in Section 12.8(a) of the Credit Agreement.

         3        Reallocation of Payments.
                  ------------------------

         Any interest, fees and other payments accrued to the Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding two sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

         4        Independent Credit Decision.
                  ---------------------------

         The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent, any Issuing Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         5        Effective Date; Notices.
                  -----------------------

                  (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, ___ (the "Effective Date"); provided that the following conditions precedent shall have been satisfied on or before the Effective Date:

         (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

         (ii) the consent of the Company, the Administrative Agent, the Canadian Agent and each Issuing Lender, if required for an effective assignment of the Assigned Rights and Obligations by the Assignor to the Assignee under Section 12.8(a) of the Credit Agreement, shall have been duly obtained and shall be in full force and effect as of the Effective Date;

         (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance; and

         (iv) the processing fee referred to in Section 2(b) hereof shall have been paid to the Administrative Agent.

                  (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company and the Administrative Agent, for acknowledgment by the Administrative Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.

         [6.      Administrative Agent. INCLUDE ONLY IF ASSIGNOR IS
                  --------------------
                  ADMINISTRATIVE AGENT

                  (a0 The Assignee hereby appoints and authorizes the Assignor to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the Lenders pursuant to the terms of the Credit Agreement.

                  (b0 The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Administrative Agent under the Credit Agreement.]

         [9.      Canadian Agent. INCLUDE ONLY IF ASSIGNOR IS
                  --------------
                  CANADIAN AGENT

                   (c) The Assignee hereby appoints and authorizes the Assignor to take such action as Canadian Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Canadian Agent by the Lenders pursuant to the terms of the Credit Agreement.

                  (d) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Canadian Agent under the Credit Agreement.]

         7.       Representations and Warranties.
                  ------------------------------

                  (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the

Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of either Borrower, or the performance or observance by either Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

                  (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

         8.       Further Assurances.
                  ------------------

                  The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Administrative Agent which may be required in connection with the assignment and assumption contemplated hereby.

         9.       Miscellaneous.
                  -------------

                  (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

                  (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NORTH CAROLINA. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Charlotte, North Carolina over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such North Carolina State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (f) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENT OR AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN).

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                             [ASSIGNOR]

                                             By:
                                                 -------------------------------

                                             Title:
                                                    ----------------------------

                                             Address:
                                                      --------------------------


                                             [ASSIGNEE]

                                             By:
                                                 -------------------------------

                                             Title:
                                                    ----------------------------

                                             Address:
                                                      --------------------------

                                   SCHEDULE 1

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE

                                                          ________________, ____


TO:      Lance, Inc.
         Lanfin Investments Inc.
         Bank of America, National Association,
         as Administrative Agent, and
         Bank of America, National Association,
         as Canadian Agent

Ladies and Gentlemen:

         We refer to the Second Amended and Restated Credit Agreement, dated as of February 8, 2002 (as amended or otherwise modified from time to time, the "Credit Agreement"), among Lance, Inc. (the "Company"), Lanfin Investments Inc., various financial institutions, and Bank of America, National Association, as Administrative Agent and Canadian Agent. Terms defined in the Credit Agreement are used herein as therein defined.

         1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the
"Assignee") [a financial institution that is not a non-resident of Canada for Canadian tax purposes] of [all][part of] the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, [all][part of] the right, title and interest of the Assignor in and to the Assignor's [U.S.][Canadian] Commitment, [and] [all][part of] outstanding [U.S.][Canadian] Loans of the Assignor, [and the Assignor's participation in the L/C Obligations]) pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance").

         Before giving effect to such assignment, the Assignor's
[U.S.][Canadian] Pro Rata Share is _________. After giving effect to such assignment (assuming no repayments, new fundings or new issuances after ________), the Assignor's [U.S.][Canadian] Pro Rata Share is _________% and the Assignee's [U.S.][Canadian] Pro Rata Share is _________%.

         2. The Assignee agrees that, upon receiving the consent, if applicable, of the Administrative Agent, each Issuing Lender and the Company to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

         3. The following administrative details apply to the Assignee:

                  (A)      Notice Address:

                           Assignee name:   __________________________
                           Address: __________________________________
                                    __________________________________
                                    __________________________________
                           Attention:  _______________________________
                           Telephone:  (___) _________________________
                           Telecopier:  (___) ________________________
                           Telex (Answerback):  ______________________

                  (B)      Payment Instructions:

                           Account No.:     __________________________
                           At:      __________________________________
                                    __________________________________
                                    __________________________________
                           Reference:       __________________________
                           Attention:       __________________________


         4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and the Assignee contained in the Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

         Very truly yours,

                                            [NAME OF ASSIGNOR]


                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------

                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------

                                            [NAME OF ASSIGNEE]


                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------


                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

LANCE, INC.


By:
     ---------------------------------------
Its:
     ---------------------------------------


LANFIN INVESTMENTS, INC.


By:
     ---------------------------------------
Its:
     ---------------------------------------


Bank of America, National Association, as
  Administrative Agent


By:
     ---------------------------------------
Its:
     ---------------------------------------


[Bank of America, National Association, as an
  Issuing Lender


By:
     ---------------------------------------
Its:                                        ]
     ---------------------------------------

[Bank of America, National Association,
  as Canadian Agent


By:
     ---------------------------------------
Its:                                        ]
     ---------------------------------------

                                   EXHIBIT E-1

                                FORM OF U.S. NOTE

U.S.$______________                                                  _____, ____


         FOR VALUE RECEIVED, the undersigned, LANCE, INC. (the "Company"), hereby promises to pay to the order of ____________ (the "Lender") the principal sum of ________________ U.S. Dollars (U.S.$____________) or, if less, the aggregate unpaid principal amount of all U.S. Loans made by the Lender to the Company pursuant to the Second Amended and Restated Credit Agreement, dated as of February 8, 2002 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Company, Lanfin Investments Inc., various financial institutions, and Bank of America, National Association, as Administrative Agent and Canadian Agent, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the U.S. Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

                  The Lender is authorized to endorse the amount and the date on which each U.S. Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").

                  This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

                  Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina without regard to the conflicts or choice of law principles thereof.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered as of the day and year first above written.

                                            LANCE, INC.


                                            By:
                                                --------------------------------
                                            Title:
                                                   -----------------------------

                                                              Schedule A to Note



                     U.S. BASE RATE LOANS AND REPAYMENTS OF
                              U.S. BASE RATE LOANS


                           (2)                  (3)
       (1)            Amount of U.S.    Amount of U.S. Base         (4)
       Date           Base Rate Loan     Rate Loan Repaid     Notation Made By
       ----           --------------    -------------------   ----------------


__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

                                                              Schedule B to Note


                       OFFSHORE RATE LOANS AND REPAYMENTS
                             OF OFFSHORE RATE LOANS

                   (2)               (3)              (4)
                 Amount of      Amount of U.S.     Amount of           (5)
    (1)          Offshore         Base Rate      Offshore Rate      Notation
    Date         Rate Loan       Loan Repaid      Loan Repaid        Made By
------------  ---------------  ---------------  ---------------  ---------------

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

____________  _______________  _______________  _______________  _______________

                                   EXHIBIT E-2

                              FORM OF CANADIAN NOTE


C$___________________                                      _______________, ____



                  FOR VALUE RECEIVED, the undersigned, LANFIN INVESTMENTS INC. (the "Canadian Borrower"), hereby promises to pay to the order of ____________ (the "Lender") the principal sum of ________________ Canadian Dollars (C$____________) or, if less, the aggregate unpaid principal amount of all Canadian Loans made by the Lender to the Canadian Borrower pursuant to the Second Amended and Restated Credit Agreement, dated as of February 8, 2002 (as amended or otherwise modified from time to time, the "Credit Agreement"), among Lance, Inc., the Canadian Borrower, various financial institutions, and Bank of America, National Association, as Administrative Agent and Canadian Agent, on the dates and in the amounts provided in the Credit Agreement. The Canadian Borrower further promises to pay interest on the unpaid principal amount of the Canadian Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

                  The Lender is authorized to endorse the amount and the date on which each Canadian Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Canadian Borrower under the Credit Agreement and this Promissory Note (this "Note").

                  This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and the guaranty hereof by Lance, Inc.

                  Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina without regard to the conflicts or choice of law principles thereof.

         IN WITNESS WHEREOF, the Canadian Borrower has caused this Note to be duly executed and delivered as of the day and year first above written.

                                            LANFIN INVESTMENTS INC.


                                            By:
                                                --------------------------------
                                            Title:
                                                   -----------------------------

                                                              Schedule A to Note



                   CANADIAN PRIME RATE LOANS AND REPAYMENTS OF
                            CANADIAN PRIME RATE LOANS


                           (2)                 (3)
                        Amount of           Amount of
       (1)              Canadian          Canadian Prime            (4)
       Date          Prime Rate Loan     Rate Loan Repaid     Notation Made By
       ----          ---------------    -------------------   ----------------


__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

__________________  __________________  ___________________  __________________

                                    EXHIBIT F

                                     FORM OF
                           CANADIAN BA EQUIVALENT NOTE


$ ______________                                           Date:  _____________


         The undersigned refers to the Second Amended and Restated Credit Agreement dated as of February 8, 2002 among Lance, Inc., Lanfin Investments Inc., various financial institutions, and Bank of America, National Association, as Administrative Agent and Canadian Agent (as amended, modified or restated from time to time, the "Credit Agreement"). All capitalized terms set forth herein and not otherwise defined have the respective meanings specified in the Credit Agreement.

         For value received, the undersigned promises to pay on _______________ or on such earlier date as such amount may become due pursuant to the provisions of the Credit Agreement (the "Maturity Date"), to or to the order of ___________________ (the "Holder"), the sum of C$_________ , without interest until the Maturity Date, and thereafter, with interest in accordance with the Credit Agreement.

         The undersigned hereby waives presentment, protest and notice of every kind and waives any defense based upon indulgences which may be granted by the Holder to the undersigned and waives any days of grace.

         Payment of this note shall be made in Canadian Dollars in immediately available funds. This note evidences debt incurred under, is secured as provided in, and is subject to the terms and provisions of, the Credit Agreement.

         [This note shall be governed by the laws of the Province of Ontario and the laws of Canada applicable in such Province.]

                                          LANFIN INVESTMENTS INC.


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title: